SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

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[  ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]Definitive Proxy Statement

[  ]Definitive Additional Materials

[  ]Soliciting Material Pursuant to §240.14a-12

VISTA GOLD CORP.

(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the

Annual General and Special Meeting

to be held on

April 26, 2018

The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are first being made available to shareholders of the Corporation on or about March 16, 2018.

7961 Shaffer Parkway • Suite 5 • Littleton, CO USA 80127	Telephone: (720) 981-1185 • Facsimile (720) 981-1186

March 16, 2018

Dear shareholder:

It is my pleasure to invite you to attend the 2018 annual general and special meeting of shareholders to be held on April 26, 2018 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada.  If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting are enclosed.  These documents contain important information and I encourage you to read them carefully.

Yours truly,

/s/ Frederick H. Earnest

FREDERICK H. EARNEST

President and Chief Executive Officer

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VISTA GOLD CORP.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2018 annual general and special meeting (the “Meeting”) of the shareholders of Vista Gold Corp. (the “Corporation”) will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on April 26, 2018 at 10:00 a.m., Vancouver time, for the following purposes:

1.to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor’s report thereon, for the fiscal year ended December 31, 2017;

2.to elect directors to hold office until the next annual general meeting;

3.to appoint EKS&H LLLP as auditor to hold office until the next annual general meeting and at a remuneration to be fixed by the Corporation’s Board of Directors (the “Board”) through the Audit Committee;

4. to conduct an advisory vote on executive compensation;

5. to consider and, if thought appropriate, approve, an ordinary resolution approving all unallocated options under the Corporation’s Stock Option Plan, as more particularly described in the accompanying management information and proxy circular (the “Information Circular”), the full text of which ordinary resolution is set out in Part I to Appendix “C” to the Information Circular as the “Unallocated Options Under the Stock Option Plan Resolution”;

6.to consider and, if thought appropriate, approve, an ordinary resolution approving all unallocated awards under the Corporation’s Long-Term Equity Incentive Plan, as more particularly described in the accompanying Information Circular, the full text of which ordinary resolution is set out in Part II to Appendix “C” to the Information Circular as the “Unallocated Awards Under the LTIP Resolution”;

7.

to consider and, if thought appropriate, approve, an ordinary resolution approving the adoption of a Deferred Share Unit Plan of the Corporation as more particularly described in the accompanying Information Circular, the full text of which ordinary resolution is set out in Part III to Appendix “C” to the Information Circular as the “Deferred Share Unit Plan Resolution”; and

8.to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Being made available along with this Notice of Meeting are (i) the Information Circular; (ii) a form of proxy and notes thereto; and (iii)  the Corporation’s annual report to shareholders.

The Board has fixed March 1, 2018, as the record date for the Meeting.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Broadridge by mail at 51 Mercedes Way, Edgewood, NY 11717, Attention: Processing or by telephone at 1-800-690-6903, online at www.proxyvote.com or by smartphone by scanning the QR code on the form of proxy  before 10:00 a.m., Vancouver time, on April 24, 2018, or no later than 48 hours before any adjournment or postponement of the Meeting.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

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This Notice of Meeting, the Information Circular, the form of proxy and notes thereto for the Meeting, are first being made available to shareholders of the Corporation on or about March 16, 2018.

DATED at Littleton, Colorado, this 16th day of March, 2018.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Frederick H. Earnest

FREDERICK H. EARNEST

President and Chief Executive Officer

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TABLE OF CONTENTS

Letter to Shareholders	i
Notice of Meeting	ii
Management Information and Proxy Circular	1
Particulars of Matters to be Acted Upon	2
Information About Proxies	16
Voting by Beneficial Shareholders	17
Securities Entitled to Vote	18
Broker Non-Votes	18
Ownership of the Corporation’s Common Shares	19
Change in Control	20
Quorum	20
Corporate Governance	20
Executive Officers	29
Executive Compensation	30
Compensation of Directors	45
Securities Authorized For Issuance Under Equity Compensation Plans	46
Exchange Controls	46
Certain Canadian Federal Income Tax Considerations for U.S. Residents	46
Indebtedness of Directors and Executive Officers	48
Orders, Penalties and Settlement Agreements	48
Interest of Certain Persons in Matters to be Acted Upon	48
Interest of Informed Persons in Material Transactions	48
Review, Approval or Ratification of Transactions with Related Parties	49
Management Contracts	49
Shareholder Proposals	49
Other Matters	50
Dissenters’ Rights of Appraisal	50
Section 16(a) Beneficial Ownership Reporting Compliance	50
Multiple Shareholders Sharing the Same Address	50
Board of Directors Approval	50
Appendix “A” – Form of Proxy	A-1
Appendix “B” - Mandate of the Board of Directors	B-1
Appendix “C” – Text of Ordinary Resolutions	C-1
Appendix “D” – Deferred Share Unit Plan	D-1

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MANAGEMENT INFORMATION AND PROXY CIRCULAR

This Management Information and Proxy Circular (“Information Circular”) is furnished in connection with the solicitation by the management and the Board of Vista Gold Corp. (the “Corporation”) of proxies to be voted at the annual general and special meeting (the “Meeting”) of the shareholders of the Corporation (“Shareholders”) to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on April 26, 2018 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

It is anticipated that this Information Circular and the accompanying form of proxy will be first made available to Shareholders on or about March 16, 2018.  Unless otherwise stated, the information contained in this Information Circular is given as at March 9, 2018.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185.  The registered and records office of the Corporation is located at 1200-200 Burrard Street, Vancouver, British Columbia, Canada, V6C 3L6.

All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out in the section below under the heading “Information About Proxies”.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on April 26, 2018

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”) and applicable Canadian securities commissions, we are now furnishing proxy materials on the Internet pursuant to the “notice and access rules.” Instructions on how to access and review the proxy materials, which include this Information Circular, our Annual Report to Shareholders and the accompanying form of proxy, on the Internet can be found on the notice of access card sent to Shareholders by the Corporation or in the voting instructions form you receive from your intermediary. These materials can also be accessed on the Internet at http://vistagold.investorroom.com/index.php?s=62. Directions for attending and voting at the Meeting can also be found at this website.

The Corporation will provide to any Shareholder, upon request, one copy of any of the following documents:

(a)the Corporation’s Annual Report to Shareholders, which includes its latest Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)the comparative financial statements and management’s discussion and analysis of the Corporation for the Corporation’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Corporation subsequent to the financial statements for the Corporation’s most recently completed financial year; and

(c)this Information Circular.

Copies of the foregoing documents are also available on the Corporation’s website at http://vistagold.investorroom.com/index.php?s=62 and copies of the above documents will be provided by the Corporate Secretary, upon request, by mail at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127; by phone at (720) 981-1185; or by email at ir@vistagold.com, free of charge to Shareholders.  The Corporation may require the payment of a reasonable charge from any person or corporation who is not a Shareholder and who requests a copy of any such document.  Financial information relating to the Corporation is provided in the Corporation’s comparative financial statements and management’s discussion and analysis for its most recently completed financial

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year.  Additional information relating to the Corporation is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

Particulars of Matters to be Acted Upon

Election of Directors

The directors of the Corporation are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act  (British Columbia).  The following are the Corporation’s six current directors.  The Board proposes to nominate each of its current directors for election as a director of the Corporation.

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
John M. Clark, Toronto, Ontario, Canada, Director, Age - 62 (1, 3)

Chartered Accountant; President of Investment and Technical Management Corp. since February 1999; Director of Russel Metals Inc. and Zephyr Minerals Ltd.; Former director of Alberta Clipper Energy Inc., APIC Petroleum Corporation, Crown Point Energy Inc., Startech Energy Inc., and Thunder Energy Inc.

May 18, 2001

Frederick H. Earnest, Parker, Colorado, USA, Director, President and Chief Executive Officer, Age - 56 (4)

Chief Executive Officer of the Corporation since January 2012; President of the Corporation since August 2007; Former director of Midas Gold Corp. from April 2011 to April 2014; Former Chief Operating Officer of the Corporation from August 2007 to January 2012.

November 6, 2007

W. Durand Eppler, Denver, Colorado, USA, Director, Age - 64 (2, 3, 4)

Businessman; Managing Director of Capstone Headwaters, LLC; Director of  Golden Minerals Company and Plata Latina Minerals Corporation;    Partner of Sierra Partners from August 2004 to June 2016. Former director of  Frontier Mining Limited from November 2010 to March 2015, Augusta Resource Corporation from June 2007 to August 2014.

October 13, 2004

_______________________

(1)Member of the Corporation’s  Audit Committee  (the “Audit Committee”).

(2)Member of the Corporation’s Corporate Governance and Nominating Committee (the “Corporate Governance and Nominating Committee”).

(3)Member of the Corporation’s Compensation Committee (the “Compensation Committee”).

(4)Member of the Corporation’s Health, Safety, Environmental and Social Responsibility Committee (the “Health, Safety, Environmental and Social Responsibility Committee”).

.

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Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
C. Thomas Ogryzlo, San Jose, Costa Rica, Director, Age - 78 (2, 4)

Businessman; Semi-retired; Part time Managing Director Business Development, Franco -Nevada (Barbados) Corp. and since May 2012 has served as part time Chairman, Interim President and a director of Camrova Resources Inc. (formerly Baja Mining Corp.); director of Polaris Infrastructure Inc.; former director of Elysee Investment Corp. and former director of Aura Minerals.

May 1, 1995

Michael B. Richings, Port Ludlow, Washington, USA, Director and Non-Executive Chairman, Age - 73 (1, 2)

Non-Executive Chairman of the Corporation since January 2012; Director of Guyana Goldfields Inc. since December 2013;  Former Executive Chairman and Chief Executive Officer of the Corporation from November 2007 to January 2012 and former President and Chief Executive Officer of the Corporation from June 1995 to September 2000; Former director of Midas Gold Corp. from April 2011 to May 2015.

May 1, 1995

Tracy A. Stevenson, Sandy, Utah, USA, Director, Age - 67 (1, 3)

Accountant; Businessman; Former director of Uranium Resources Inc. from December 2013 to July 2017; former director of Quaterra Resources from July 2007 to May 2014, including Non-Executive Chairman from February 2008 to August 2013; former director of Ivanhoe Mines Ltd. from May 2010 to April 2012; founding member of Bedrock Resources, LLC since 2010; founding member of SOS Investors LLC since 2008.

November 6, 2007

_______________________

(1)Member of Audit Committee.

(2)Member of Corporate Governance and Nominating Committee.

(3)Member of Compensation Committee.

(4)Member of Health, Safety, Environmental and Social Responsibility Committee.

The information as to the residence and principal occupation of the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual nominees as of March 9, 2018.

The following are brief biographies of the Corporation’s nominees for election to the Board:

John M. Clark,  B.Com., CA, Director.  In addition to the roles outlined in the chart above, Mr. Clark is the Chairman of the audit committee for Russel Metals Inc. Mr. Clark earned a Bachelor of Commerce Degree from the University of Witwatersrand in South Africa in 1977, and he received a Higher Diploma in Accountancy from the University of Witwatersrand in 1979.  Mr. Clark is currently Chair of the Corporation’s Compensation Committee and a member of the Corporation’s Audit Committee.  He has been a director of the Corporation since May 18, 2001.

Mr. Clark had a solid background as a chartered accountant before becoming an accomplished entrepreneur involved in investment banking and in investment and management of natural resource companies in Canada.  Mr. Clark’s understanding of accounting procedures and controls, coupled with his knowledge of the Corporation’s projects and their financial requirements qualifies him to serve effectively as a member of the Audit Committee and to contribute to the financial management of the Corporation.  His general knowledge of the natural resources industry allows him to participate effectively and provide guidance with regards to matters brought before the Board.  As the Corporation executes its business strategy focused on the development of the Corporation’s current properties and develops new projects, we expect that his contributions to financial planning and controls will be invaluable.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and

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personal affairs to date, qualities which a person must possess under the Mandate of the Board (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Board believes that Mr. Clark should once again serve on the Board.

Frederick H. Earnest, B.Sc., President, Chief Executive Officer and Director.  For a full list of recent positions held by Mr. Earnest, please refer to the chart above. In addition, Mr. Earnest earned a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines in 1987. Mr. Earnest is a member of the Health, Safety, Environmental and Social Responsibility Committee.  Mr. Earnest has been a director of the Corporation since November 6, 2007.

Management believes that the leadership skills and dynamic nature that Mr. Earnest possesses makes him an invaluable member of management.  He understands the technical, economic and social aspects of the Corporation’s core project and has contributed significantly to the advancement of the Mt Todd gold project.  In addition, Mr. Earnest has considerable international experience in the development and operation of gold mines. He is fluent in Spanish.  Mr. Earnest relates well to government leaders in all jurisdictions where our projects are located.  Management believes that his continued involvement in the execution of the Corporation’s business plan will lead to increased Shareholder value.    Furthermore, Mr. Earnest has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Board believes that Mr. Earnest should once again serve on the Board.

W. Durand Eppler, B.A., M.S., Director.  In addition to the roles outlined in the chart above, Mr. Eppler is a member of the audit committee for Golden Minerals Company and Plata Latina Minerals Corporation.  Mr. Eppler is also a member of the Society of Mining Engineers of the American Institute of Mining, Metallurgical and Petroleum Engineers A.I.M.E., and he was a member of the Global Leadership Council for the College of Business at Colorado State University from 2001-2014.  Mr. Eppler graduated from Middlebury College in 1975 with a Bachelor of Arts Degree in Geography and Religion, and he received his Master of Science Degree in Mineral Economics from the Colorado School of Mines in 1977.  Mr. Eppler is currently Chair of the Corporate Governance and Nominating Committee, a member of the Compensation Committee and a member of the Health, Safety, Environmental and Social Responsibility Committee.  He has been a director of the Corporation since October 13, 2004.

Given the international reputation and wealth of experience that Mr. Eppler has in the commercial and investment banking aspects of the global resource sector, management believes that he should once again serve on the Board to help further develop the business and success of the Corporation.  Mr. Eppler’s commercial and investment banking experience are important to the Corporation.  The Corporation does not have any producing assets and ensuring that the Corporation is adequately financed is an ongoing management responsibility.  Management expects to rely heavily on Mr. Eppler’s experience and expertise as we move beyond technical evaluations and prepare to advance development strategies for the Mt Todd gold project and other corporate development activities.    Furthermore, Mr. Eppler has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board. Accordingly, the Board believes that Mr. Eppler should once again serve on the Board.

C. Thomas Ogryzlo, B.Mech.Eng., P.Eng, Director.  Currently, Mr. Ogryzlo spends about half of his time as Managing Director, Business Development of Franco-Nevada (Barbados) Corp.  Mr. Ogryzlo also presently acts part time as President, Interim CEO and Chairman of Camrova Resources Inc. (formerly Baja Mining Corp.). He also serves as a board member of Polaris Infrastructure Inc.  He earned his Bachelor of Mechanical Engineering Degree from McGill University in 1961, and his designation as a Professional Engineer from the Professional Engineers of Ontario in 1966.  Mr. Ogryzlo is currently the Chair of the Health, Safety, Environmental and Social Responsibility Committee and a member of the Corporate Governance and Nominating Committee.  Mr. Ogryzlo has served on the board of more than 20 listed companies and has been a director of the Corporation since May 1, 1995.

Mr. Ogryzlo brings a perspective to the Corporation that has been built on a solid foundation and in-depth knowledge not only of Canada’s mining sector, but also those in many other parts of the world.  The Corporation has projects in Australia, Mexico, and the United States of America.  Mr. Ogryzlo’s experience in numerous foreign projects allows him to contribute in a manner which helps bring clarity and direction to many of the challenges

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which arise from the geographical diversity of the Corporation’s projects.  Mr. Ogryzlo is also fluent in Spanish.  Mr. Ogryzlo’s experience with the construction of varied projects has been beneficial in the preliminary economic and technical evaluations of several of the Corporation’s projects.  We expect that Mr. Ogryzlo’s continued participation will contribute to the advancement of the Corporation’s core project.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  As such, the Board believes that Mr. Ogryzlo should once again serve on the Board.

Michael B. Richings, M.Sc., Chairman and Director.  For a full list of recent positions held by Mr. Richings, please refer to the chart above. In addition, Mr. Richings was awarded an Associateship of the Camborne School of Mines in 1969, and he earned his Master of Science Degree from Queen’s University in 1971. Mr. Richings is a member of the Corporate Governance and Nominating Committee and the Audit Committee. Mr. Richings has been a director of the Corporation since May 1, 1995.

Mr. Richings has been with the Corporation for over twenty years and, given his leadership skills, enterprising nature and knowledge of the mining industry, he is a valued member of the Board.  His knowledge of the Corporation’s properties and his key role in the development and implementation of business strategies which have created shareholder value are important to the Corporation.  Mr. Richings has participated in the management and development of several new projects and management believes that this experience is important to the success of the Corporation’s current business plan.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Board believes that Mr. Richings should once again serve on the Board.

Tracy A. Stevenson, B.S., CPA, Director.  For a full list of recent positions held by Mr. Stevenson, please refer to the chart above. In addition, Mr. Stevenson graduated Magna Cum Laude with a Bachelor of Science Degree in Accounting from the University of Utah in 1977, and he earned his designation as a Certified Public Accountant in the State of Utah in 1978.  Mr. Stevenson is currently the Chair of the Audit Committee and is a member of the Compensation Committee.  He has been a director of the Corporation since November 6, 2007.

Mr. Stevenson began his career in public accounting before moving to senior financial, information technology and management positions in two of the world’s largest mining companies.  Mr. Stevenson’s interest in efficient development of the Corporation’s projects and his keen analytical abilities have contributed to the Corporation’s evaluation of business opportunities and to the development of the Corporation’s business strategy.  His past experience as a chief financial officer has been beneficial in matters specifically related to the Audit Committee.  We expect that Mr. Stevenson’s future participation on the Board will be an asset to the Corporation through sound planning and the appropriate application of the Corporation’s resources.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board (attached as Appendix “B” to this Information Circular) in order to be considered for nomination and election to the Board.  As such, the Board believes that Mr. Stevenson should once again serve on the Board.

The Board recommends a vote “FOR” each of the nominees for director. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed above.

Conflicts of Interest

There are no family relationships among any directors, officers or persons nominated to be directors of the Corporation.  No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act) except for W. Durand Eppler who is a director of Golden Minerals Company and Plata Latina Minerals Corporation.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person.

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No director or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries.  During the past ten years, no director or executive officer of the Corporation has:

(a)filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)been found by a court of competent jurisdiction in a civil action or by the SEC, or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Additional information regarding the various committees of the Board, and the attendance of each director at meetings of the Board and its committees held during 2017, is set out in the section below under “Corporate Governance”.

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Voting Procedures for the Election of Directors

Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.  The directors must be elected by an affirmative vote of a simple majority of the votes cast for each director, either in person or by proxy, at the Meeting on this matter.

Majority Voting Policy

The Corporation has adopted a majority voting policy where any nominee proposed for election as a director is required to tender his or her resignation if the director receives more “WITHHELD” votes than “FOR” votes (i.e., a majority of withheld votes) at any meeting where Shareholders vote on the uncontested election of directors.  An “uncontested election” means the number of director nominees for election is the same as the number of directors to be elected to the Board.  The Corporate Governance and Nominating Committee will then submit a recommendation regarding whether or not to accept the resignation to the Board.  In the absence of exceptional circumstances, the Board shall accept such resignation.  Within 90 days after the Meeting, the Board will issue a press release either announcing the resignation of the director or explaining the reasons justifying its decision not to accept the resignation.  A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or the Corporate Governance and Nominating Committee at which the resignation is considered.

Appointment of Auditor

The Corporation has proposed the appointment of EKS&H LLLP (“EKS&H”) of Denver,  Colorado, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed.  It is proposed that the remuneration to be paid to the auditor be fixed by the Board through the Audit Committee.  EKS&H was appointed as the auditor of the Corporation on June 20, 2014.

Representatives of EKS&H are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting.  If representatives of EKS&H are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

The auditors must be appointed and the approval of the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee must be passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” (i) the appointment of EKS&H of Denver, Colorado as the auditor of the Corporation and (ii) the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the proxies given pursuant to this solicitation will be voted “FOR” (i) the appointment of EKS&H of Denver, Colorado and (ii) the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee.

Fees Paid to Auditor and their Independence from the Corporation

The Corporation retained EKS&H to provide services which were paid for the year ended December 31, 2017 and 2016 in the following categories and amounts:

	2017	2016
Audit Fees (1)	$147,006	$151,444
Audit Related Fees (2)	-	-
Tax Fees (3)	35,000	37,700
All Other Fees (4)	22,958	33,680
Totals	$204,964	$222,824

(1)“Audit Fees” represent fees for the audit of the Corporation’s consolidated annual financial statements, review of the Corporation’s interim financial statements and review in connection with regulatory financial filings.

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(2) “Audit Related Fees” represent fees for assistance with the application of accounting and financial reporting standards and regulatory filings.

(3) “Tax Fees” represent fees for tax compliance, tax consulting and tax planning.

(4) “All Other Fees” represents legal compliance and business practice reviews, financial information systems design and implementation, internal audit co-sourcing services or other matters not covered by Audit Fees, Audit Related Fees or Tax Fees.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee charter requires the Audit Committee to approve in advance all particular non-audit services provided by the Corporation’s independent auditor. Consistent with applicable laws and the procedures adopted by the Audit Committee, limited amounts of services, other than audit, review or attestation services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided that the Audit Committee is informed of each particular service. All of the engagements and fees for 2017 were pre-approved by the Audit Committee.  The Audit Committee reviews with the auditor whether the non-audit services to be provided are compatible with maintaining the auditor’s independence. The Board has determined that fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Advisory Vote on the Approval of Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted on July 21, 2010.  The Dodd-Frank Act requires that the Corporation provide its Shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of the Corporation’s named executive officers as disclosed in this Information Circular in accordance with applicable SEC rules.

As described in greater detail below under the heading “Executive Compensation - Compensation Discussion and Analysis,” the Corporation’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for its success, and thereby increase Shareholder value. The Corporation believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its Shareholders. Please see the section “Executive Compensation” and the related compensation tables below for additional details about the Corporation’s executive compensation programs, including information about the fiscal 2017 compensation of the Corporation’s named executive officers.

At our annual general meeting of Shareholders held April 27, 2017, the Shareholders approved the compensation of the Corporation’s named executive officers for the fiscal year 2016 (“Say-on-Pay Vote”).  Additionally, at our annual general meeting of Shareholders held April 27, 2017, the Shareholders recommended a frequency for Say-on-Pay votes of every year.  Subsequently, the Board adopted the Shareholders’ recommendation of holding Say-on-Pay votes every year. Accordingly, Shareholders are being asked to vote on executive compensation again at this Meeting.

The Corporation is asking its Shareholders to indicate their support for its named executive officer compensation as described in this Information Circular. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to express their views on the Corporation’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Corporation’s named executive officers and the philosophy, policies and practices described in this Information Circular. Accordingly, the Corporation is asking Shareholders to vote “FOR” the following resolution at the Meeting:

“BE IT RESOLVED, that the compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”

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This say-on-pay vote is advisory, and therefore, is not binding on the Corporation, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of the Shareholders, and to the extent there is any significant vote against named executive officers’ compensation as disclosed in this Information Circular, the Corporation, the Board and the Compensation Committee will consider the results of the vote in future compensation deliberations.

The approval, on an advisory, non-binding basis, of the Shareholder resolution regarding the compensation of the Corporation’s named executive officers as described in this Information Circular will be approved if passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends that the Shareholders vote “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Information Circular.

Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the proxies given pursuant to this solicitation will be voted “FOR” the resolution approving the compensation of our named executive officers as disclosed in this Information Circular. Under the rules of the New York Stock Exchange (“NYSE”), brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

Approval of Unallocated Options under the Corporation’s Stock Option Plan

The rules of the TSX require that all unallocated options, rights or other entitlements under a listed corporation’s security based compensation arrangement, which does not have a fixed maximum aggregate number of securities issuable, be approved every three years by a majority of both the listed corporation’s directors and by its shareholders.  The Corporation’s Stock Option Plan (the “Stock Option Plan”) is a “rolling” stock option plan and provides that the maximum number of Common Shares (as defined below) that may be issuable pursuant to options to purchase Common Shares (“Options”) granted under the Stock Option Plan, together with all other security based compensation arrangements of the Corporation, which includes the Corporation’s Long Term Incentive Plan (“LTIP”), is a variable number equal to 10% of the total number of Common Shares issued and outstanding as of the date of the grant on a non- diluted basis.  Accordingly, the unallocated Options under the Stock Option Plan must be approved by a majority of both the Corporation’s directors and by its shareholders.  The Board unanimously approved all unallocated Options under the Stock Option Plan on March 4, 2018.  At the Meeting, Shareholders will be asked to approve all unallocated Options under the Stock Option Plan until April 26, 2021.

As of March 16, 2018, there were 1,964,500 Common Shares issuable upon the exercise of outstanding Options granted under the Stock Option Plan and 1,647,907 Common Shares issuable upon the vesting of outstanding Awards (as defined below) granted under the LTIP.  Accordingly, 3,612,407 Common Shares (or 3.6% of the total number of issued and outstanding Common Shares) are issuable under the foregoing Options or Awards.  6,341,588 Common Shares (or 6.4% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

Currently outstanding Options will be unaffected if this resolution is not approved.  However, currently outstanding Options which have been terminated will not be available for re-grant and the Board will not be able to grant new Options if the unallocated Options are not approved.  If the unallocated Options are approved at the Meeting then the unallocated Options will have to be re-approved by the Shareholders at the Corporation’s annual general meeting in 2021.  The Board has not granted any Options that are conditional on the approval of this resolution and it cannot currently be determined the amount of such Options that may be granted in the future to any individual participant, all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Corporation or all employees as a group.

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The text of the ordinary resolution to approve all unallocated Options under the Stock Option Plan is set out in Part I to Appendix “C”.  Additional information on the Stock Option Plan is set out below under the heading “Executive Compensation - Compensation Discussion and Analysis - Elements of the Corporation’s Compensation Program for Fiscal Year 2017 - Stock Incentive Awards - Stock Option Plan”.

The Board recommends that the Shareholders vote “FOR” the resolution approving all unallocated Options under the Stock Option Plan. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the proxies given pursuant to this solicitation will be voted “FOR” the resolution to approve of all unallocated Options under the Stock Option Plan as disclosed in this Information Circular.

Approval of Unallocated Awards under the Corporation’s Long Term Equity Incentive Plan

As stated above, the rules of the TSX require that all unallocated options, rights or other entitlements under a listed corporation’s security based compensation arrangement, which does not have a fixed maximum aggregate number  of securities issuable, be approved every three years by a majority of both the listed corporation’s directors and by its shareholders.  The LTIP provides that the maximum number of Common Shares available for issuance pursuant to Awards under the LTIP, together with all other security based compensation arrangements of the Corporation, which includes the Stock Option Plan, is 10% of the issued and outstanding Common Shares on a non-diluted basis.  Accordingly, the unallocated Awards under the LTIP must be approved by a majority of both the Corporation’s directors and by the Shareholders.  The Board unanimously approved all unallocated Awards under the LTIP on March 4, 2018.  At the Meeting, Shareholders will be asked to approve all unallocated Awards under the LTIP until April 26, 2021.

For a discussion of outstanding options and awards and available shares for grant under the Corporation’s equity compensation plans see the discussion under “Approval of Unallocated Options under the Corporation’s Stock Option Plan”.

Currently outstanding Awards will be unaffected if this resolution is not approved.  However, currently outstanding Awards which have been terminated will not be available for re-grant and the Board will not be able to grant new Awards if the unallocated Awards are not approved.  If the unallocated Awards are approved at the Meeting, then the unallocated Awards will have to be re-approved by the Shareholders at the Corporation’s annual general meeting in 2021.  The Board has not granted any Awards that are conditional on the approval of this resolution and it cannot currently be determined the amount of such Awards that may be granted in the future to any individual participant, all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Corporation or all employees as a group.

The text of the ordinary resolution to approve all unallocated Awards under the LTIP is set out in Part II to Appendix “C”.  Additional information on the LTIP is set out below under the heading “Executive Compensation - Compensation Discussion and Analysis - Elements of the Corporation’s Compensation Program for Fiscal Year 2017 - Stock Incentive Awards - Long Term Equity Incentive Plan”.

The Board recommends that the Shareholders vote “FOR” the resolution approving all unallocated Awards under the LTIP.  Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the proxies given pursuant to this solicitation will be voted “FOR” the resolution to approve of all unallocated Awards under the LTIP as disclosed in this Information Circular.

Approval of Deferred Share Unit Plan

At the Meeting, the Shareholders of the Corporation will be asked to consider and, if thought appropriate, approve a resolution to approve the adoption of a Deferred Share Unit Plan of the Corporation (the “DSU Plan”). On March 4, 2018, the Board approved the DSU Plan, subject to Shareholder approval.

The following is a brief summary of the material terms of the DSU Plan. This summary is qualified in its entirety by the full text of the DSU Plan which is set out in Appendix “D”.

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Description of the DSU Plan

Purpose of the DSU Plan and Eligibility

The purpose of the DSU Plan is to assist the Corporation in attracting, retaining and motivating directors of the Corporation and to more closely align the personal interests of such persons with Shareholders, thereby advancing the interests of the Corporation and its Shareholders and increasing the long-term value of the Corporation. Any individual who is a director of the Corporation (an “Eligible Director”) is eligible to participate in the DSU Plan.

Grants of DSUs

The DSU Plan will be administered by the Board, which, from time to time in its sole discretion, will cause the Corporation to enter into agreements (“DSUs”) with Eligible Directors (“Participants”), pursuant to which the Corporation will agree to pay, and the Participant will have the right to receive, Common Shares (the “Payment Shares”). In respect of each grant of DSUs, the Board will determine, among other things, the number of DSUs allocated to the Participant and such other terms and conditions of the DSUs applicable to each grant.

Vesting and Term

Deferred Share Units will be fully vested upon being granted and credited to an account maintained by the Corporation for each Participant by means of a book-keeping entry (“Account”).

The term during which a DSU may be outstanding will, subject to the provisions of the DSU Plan (which require or permit the acceleration or the extension of the term), be such period as may be determined from time to time by the Board, but subject to the rules of any stock exchange or other regulatory body having jurisdiction over the Corporation.

Limits on Issuances

Notwithstanding any other provision of the DSU Plan, the maximum number of Common Shares issuable to any one individual pursuant to outstanding DSUs at any time shall be limited to 5% of the aggregate number of issued and outstanding Common Shares on a non-diluted basis, provided that the maximum number of Common Shares available for issuance pursuant to outstanding DSUs under the DSU Plan, together with all other security based compensation arrangements, which include the Stock Option Plan and the LTIP, may not exceed 10% of the Common Shares outstanding from time to time, on a non-diluted basis.

In addition, the number of Common Shares issuable to insiders of the Corporation, at any time, and issued to insiders of the Corporation within any one-year period pursuant to DSUs together with any other security based compensation arrangements, may not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis. The number of Common Shares issued to Eligible Directors shall not exceed the lesser of; (i) 1% of the issued and outstanding Common Shares; and (ii) an annual DSU value of $150,000 per Eligible Director.

DSUs that are cancelled, terminated or expire shall result in the Common Shares that were reserved for issuance thereunder being available for a subsequent grant of DSUs pursuant to the DSU Plan to the extent of any Common Shares issuable thereunder that are not issued under such cancelled, terminated or expired DSUs.

Any increase in the issued and outstanding Common Shares (whether as a result of the issue of Common Shares pursuant to DSUs or otherwise) will result in an increase in the number of Common Shares that may be issued pursuant to DSUs outstanding at any time. Further, if the acquisition of Common Shares by the Corporation for cancellation should result in the above tests no longer being met, this will not constitute non-compliance with the above limitations for any awards outstanding prior to such purchase of Common Shares for cancellation.

Election by Participant and Payment

A Participant will have the right to receive Payment Shares on one of the following dates (the “Distribution Date”): (i) the Separation Date (as defined in the DSU Plan), if (A) the Participant has resigned at the end of their term on the Board, or (B) upon death of the Participant; (ii) 60 days after the Separation Date, if the Participant resigns or is

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removed from the Board prior to the end of their term on the Board, for any reason; or (iii) such later date as the Participant may elect by written notice delivered to the Chief Financial Officer of the Corporation prior to the Separation Date, provided that in no event will a Participant be permitted to elect a date which is later than December 1 of the calendar year following the calendar year in which the Separation Date occurs.

Notwithstanding the above, if the Participant is a U.S. citizen, permanent resident or otherwise subject to U.S. taxation (a “U.S. Participant”), then no later than the end of the calendar year prior to the year DSUs are first granted under the DSU Plan, or if later, within thirty (30) days following the date a U.S. Participant first becomes an Eligible Director of the Plan, but in all cases prior to the date of grant of any DSUs, such U.S. Participant must elect the Distribution Date for their full DSU account for all current and future grants of DSUs under the DSU Plan by way of a written notice delivered to the Chief Financial Officer of the Corporation, provided that in no event will a Participant be permitted to elect a date which is later than December 1 of the calendar year following the calendar year in which the Separation Date occurs. If no such election is timely made, the Distribution Date shall be the Separation Date, provided that if the U.S. Participant is considered a “specified employee” for purposes of Section 409A of the Code, then the Distribution Date shall be no earlier than six (6) months following the Separation Date. In addition, if a payment to a U.S. Participant would comply with Section 409A of the Code but would violate the Canadian tax rules, then notwithstanding any other term of the DSU Plan, unless the Compensation Committee of the Board determines that payment may be made in some other manner and at some other time in compliance with Section 409A of the Code without violating the Canadian tax rules, then such payment shall be made to a trustee for the benefit of the U.S. Participant that causes the payment to be included in such U.S. Participant’s taxable income for U.S. purposes, but does not violate the Canadian tax rules, and amounts shall be thereafter paid out in a manner compliant with the Canadian tax rules. No provision or amendment to the DSU Plan shall permit the acceleration of payments to U.S. Participants in a manner that would violate Section 409A of the Code.

The Corporation will issue Common Shares within 10 business days after the Distribution Date by issuing to the Participant a number of Common Shares from treasury equal to the number of DSUs in the Participant’s Account that became payable on the Distribution Date.

If the Corporation pays dividends on the Common Shares, a Participant’s Account may be credited with additional DSUs. The number of such additional DSUs, if any, will be calculated by dividing (a) the total amount of the dividends that would have been paid to the Participant if the DSUs in the Participant’s account on the dividend record date had been outstanding Common Shares (and the Participant held no other Common Shares), by (b) the Fair Market Value (as defined below) per Common Share two trading days prior to the dividend record date.

For the purposes of the DSU Plan, “Fair Market Value” with respect to a Common Share, as at any date, means the volume weighted average trading prices of the Common Shares on the TSX or the NYSE American (to be determined by where the majority of the trading volume and value of the Common Shares occurs) for the five (5) trading days immediately preceding the day on which the Fair Market Value is to be determined. In the event that the Common Shares are not listed and posted for trading on any stock exchange, the Fair Market Value shall be the fair market value of the Common Shares as determined by the Board in its sole discretion, acting reasonably and in good faith.

Black Out Periods

If any Common Shares may not be issued pursuant to a DSU in any period during which the holder of the DSU is not permitted to trade Common Shares pursuant to the policies of the Corporation (a “Black Out Period”), such Common Shares will be issued seven business days following the end of the Black-Out Period.

Death of Participant

Upon the death of a Participant prior to the distribution of the DSUs credited to the Account of such Participant under the DSU Plan, Payment Shares shall be issued or paid to the estate of such Participant on or about the thirtieth (30th) day after the Corporation is notified of the death of the Participant or on a later date elected by the Participant's estate in the form prescribed for such purposes by the Corporation and delivered to the Chief Financial Officer of the Corporation not later than twenty (20) days after the Corporation is notified of the death of the Participant, provided that such elected date is no later than the last business day of the calendar year following the calendar year in which the Participant dies so that payment can be made on or before such last business day.

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Notwithstanding the above, upon the death of a U.S. Participant, the Account shall be distributed to the estate of such U.S. Participant on the first business day following ninety (90) days after the U.S. Participant’s date of death.

Adjustments to DSUs

In the event: (a) of any change in the Common Shares through share dividend, subdivision, consolidation, reclassification, amalgamation, merger or otherwise; or (b) that any rights are granted to all or substantially all Shareholders to purchase Common Shares at prices substantially below Fair Market Value as of the date of grant (other than the payment of dividends in respect of the Common Shares as contemplated by the DSU Plan); or (c) that, as a result of any recapitalization, merger, consolidation or other transaction, the Common Shares are converted into or exchangeable for any other securities or property, then the Board may make such adjustments to the DSU Plan, the Account of each Participant, the agreements in respect of the DSUs and the DSUs outstanding under the DSU Plan as the Board may, in its sole discretion, consider appropriate in the circumstances to prevent dilution or enlargement of the rights granted to Participants hereunder and\or to provide for the Participants to receive and accept such other securities or property in lieu of Common Shares, and the Participants shall be bound by any such determination.

Amendment of the DSU Plan

Subject to the rules, regulations and policies of the TSX, the NYSE American and applicable law, the Board may, without notice or Shareholder approval, at any time or from time to time, make certain amendments to the DSU Plan or a specific DSU for the purposes of: (i) altering, extending or accelerating the terms of vesting applicable to any grant of DSUs or group of DSU grants under the DSU Plan; (ii) making any amendments to the general vesting provisions of DSUs granted under the DSU Plan; (iii) changing the termination provisions of DSUs granted under the DSU Plan or the DSU Plan itself; (iv) making any amendments to add covenants of the Corporation for the protection of Participants, provided that the Board shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Participants; (v) making any amendments not inconsistent with the DSU Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants, it may be expedient to make, including amendments that are desirable as a result of changes in law in any jurisdiction where a Participant resides, provided that the Board shall be of the opinion that such amendments will not be prejudicial to the rights or interests of the Participants; (vi) making such changes or corrections which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Board shall be of the opinion that such changes or corrections will not be prejudicial to the rights or interests of the Participants; (vii) making any amendments to the definitions of the DSU Plan; (viii) effecting amendments with respect to the administration of the DSU Plan; and (ix) making amendments of a “housekeeping” or ministerial nature.

None of the following amendments under the DSU Plan may be made unless Shareholder approval is obtained: (i) to increase the maximum number of Common Shares issuable under the DSU Plan; (ii) to permit the assignment or transfer of a DSU other than as provided for in the DSU Plan; (iii) to add categories of persons eligible to participate in the DSU Plan; (iv) to remove or amend the limits on DSU grants to insiders of the Corporation; (v) to increase the number of Common Shares issuable to Eligible Directors except as provided for in the DSU Plan; (vi) to remove or amend the amendment provisions in the DSU Plan; (vii) to add any form of financial assistance to a Participant; or (viii) where approval is required by the Exchanges (whether it be Exchange or shareholder approval).

Amendments to the DSU Plan for the following require disinterested Shareholder approval amendments that: (i) could result in the number of Common Shares issuable to insiders of the Corporation exceeding 10% of the issued and outstanding Common Shares; (ii) extend the term of any grant of DSUs held by insiders of the Corporation, other than an extension during a Black Out Period; and (iii) require disinterested Shareholder approval under applicable law (including rules of the Exchanges).

Without limitation of the above, the Board may correct any defect or supply any omission or reconcile any inconsistency in the DSU Plan in the manner and to the extent deemed necessary or desirable, may establish, amend, and rescind any rules and regulations relating to the DSU Plan, and may make such determinations as it deems necessary or desirable for the administration of the DSU Plan.

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Termination or Suspension of the DSU Plan

If the Board terminates or suspends the DSU Plan, previously credited DSUs may, at the Board’s election, be distributed to Participants or may remain outstanding and in effect in accordance with the terms of the DSU Plan. The Board will not require the consent of any affected Participant in connection with a termination of the DSU Plan in which Payment Shares are issued to the Participant in respect of all such DSUs.

Transferability

Except as required by law, the rights of a Participant under the DSU Plan are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.

Securities Outstanding under Equity Based Compensation Plans

For a discussion of outstanding options and awards and available shares for grant under the Corporation’s equity compensation plans see the discussion under “Approval of Unallocated Options under the Corporation’s Stock Option Plan”. If the DSU Plan is approved, Common Shares could also be allocated for issuance pursuant to DSUs. However, the adoption of the DSU Plan would not affect the maximum number of Common Shares that may be issued pursuant to securities based compensation arrangements. The Board has not granted any DSUs that are conditional on the approval of this resolution and it cannot currently be determined the amount of such DSUs that may be granted in the future to any individual participant, all directors as a group, or any nominee for election as a director.

Approval Required

At the Meeting, shareholders will be asked to consider and, if thought appropriate, approve, an ordinary resolution approving the DSU Plan. Shareholder approval of the proposed DSU Plan is required pursuant to the policies of the TSX and the NYSE American. The ordinary resolution must be approved by a majority vote of the Shareholders.

The text of the ordinary resolution to approve the DSU Plan is set out in Part III to Appendix “C”. The full text of the DSU Plan is set out in Appendix “D”.

The Board recommends that the Shareholders vote “FOR” the resolution approving the adoption of the DSU Plan. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the proxies given pursuant to this solicitation will be voted “FOR” the resolution to approve the adoption of the DSU Plan as disclosed in this Information Circular.

Certain United States Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences with respect to the issuance and exercise of options granted under the Stock Option Plan and the grant of awards under the LTIP or the DSU Plan. This summary does not describe all federal tax consequences, including the consequences of owning and selling the Common Shares, nor does it describe state, local or foreign tax consequences.

Scope of This Disclosure

This summary does not address the U.S. federal income tax consequences of participation in the Stock Option Plan, the DSU Plan or the LTIP by a non-U.S. Participant. For purposes of this summary, a “U.S. Participant” is a participant in the Stock Option Plan or LTIP who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and the Canada-U.S. Tax Convention. For purposes of this summary, a “non-U.S. Participant” is a participant in the Stock Option Plan or LTIP who is not a U.S. Participant.

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Tax Consequences With Respect to Options

The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to options granted pursuant to the Stock Option Plan. This summary is based on the Code, Treasury Regulations, published IRS rulings, published administrative positions of the IRS. The options granted under the Stock Option Plan are not intended to qualify as "incentive stock options" under Section 422 of the Code. Accordingly, the options should be treated as “non-qualified stock options”. In general, the following tax consequences will apply to U.S. Participants:

•	Grant. U.S. Participants will not recognize any taxable income at the time an option is granted.

•

Exercise. Upon the exercise of an option, exercising U.S. Participants will recognize ordinary income in the amount by which the fair market value of the Common Shares at the time of exercise exceeds the option exercise price, and Company generally will be entitled at that time to an income tax deduction for the same amount. If a U.S. Participant is an employee or former employee this income may be subject to income and payroll tax withholding.

•

Tax Basis of the Acquired Common Shares. If a U.S. Participant pays the exercise price in cash, the U.S. Participant’s original tax basis in the Common Shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount such a U.S. Participant is required to recognize as income as a result of the exercise. If the U.S. Participant pays the exercise price by tendering other Common Shares, the U.S. Participant will not recognize gain or loss on the tendered Common Shares, but the original tax basis for an equal number of Common Shares acquired upon exercise of the option will be the same as the adjusted tax basis for the tendered Common Shares. The remaining acquired Common Shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount the U.S. Participant is required to recognize as income as a result of the option exercise.

•

Holding Period. Subject to the “passive foreign investment company” rules under sections 1291 – 1298 of the Code, the holding period for Common Shares acquired upon exercise of an option, for purposes of determining whether any capital gain or loss on a holder's subsequent sale is long-term or short-term, shall begin at the time of the exercise of the option (or, in the case of an officer or director who does not make the Section 83(b) election described below, on the date up to six months later when ordinary income is recognized).

Tax Consequences With Respect to Awards of Restricted Shares or Restricted Stock Units under the LTIP

There are no tax consequences to a U.S. Participant or the Corporation by reason of the grant of restricted stock or restricted stock units under the LTIP. If an award is payable in Common Shares that are subject to a substantial risk of forfeiture, unless a special election is made by the holder of the award under section 83(b) of the Code, the holder must recognize ordinary income equal to the fair market value of the Common Shares received (determined as of the first time the Common Shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier). The holder’s basis for the Common Shares acquired under the LTIP will be the amount of ordinary income recognized either when the Common Shares are received (for restricted stock units) or when the Common Shares are vested (for restricted stock awards, subject to earlier recognition if a section 83(b) election is made). The Corporation will generally be entitled at that time to a U.S. income tax deduction for the same amount, subject to the rules of Section 162(m) of the Code.

Tax Consequences With Respect to Awards of DSUs under the DSU Plan

The following description applies to DSUs granted to directors who are U.S. Participants under the DSU Plan. The grant of DSUs and the crediting of DSUs to a director’s DSU Account should not result in taxable income to the director at the time of grant. When DSUs are paid out, the director will recognize ordinary income equal to the fair market value of the Common Shares and any cash received in settlement of the DSUs, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A director’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the director recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the director’s hands, any additional gain or loss

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recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss. To the extent that a director’s DSUs are subject to U.S. federal income tax and to taxation under the Income Tax Act (Canada), DSUs awarded under the Plan are intended to comply with Section 409A of the Internal Revenue Code and to avoid adverse tax consequences under paragraph 6801(d) of the regulations under the Income Tax Act (Canada), The DSU Plan contains certain forfeiture provisions that could apply to DSUs awarded under the Plan in limited circumstances.

Information About Proxies

Solicitation of Proxies

The solicitation of proxies by management and the Board will be made primarily by notice and access but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation.  While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting.  Such arrangements would include customary fees, which would be borne by the Corporation.

Appointment of Proxyholder

The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management and the Board.  A Shareholder has the right to appoint some other person, who need not be a Shareholder, to represent such Shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy, which form of proxy is set out in Appendix “A”.  If a Shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either “FOR” or “WITHHOLD” from voting on a matter or matters, or where instructions on the form of proxy are uncertain with respect to which an opportunity to specify how the common shares of the Corporation (“Common Shares”) registered in the name of such registered Shareholder shall be voted, the proxy shall be voted “FOR” the resolution.

The instrument appointing a proxyholder must be in writing and signed by the registered Shareholder, or such registered Shareholder’s attorney authorized in writing, or if the registered Shareholder is a corporation, by the authorized representative or a duly authorized person on behalf of such corporation.  A proxy must be dated.  In order for a proxy to be valid, a registered Shareholder must:

(a)sign his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

(b)return the properly executed and completed form of proxy:

(i)by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Vote Processing, c/o Broadridge. to be received by 10:00 a.m., Vancouver time, on April 24, 2018, or no later than 48 hours before any adjournment or postponement of the Meeting., or

(ii) by depositing it with the Chair of the Meeting prior to commencement of the Meeting.

Revocation of Proxy

A registered Shareholder may revoke a proxy by delivering an instrument in writing executed by such registered Shareholder or by the registered Shareholder’s legal representative or trustee in bankruptcy or, where the registered Shareholder is a corporation, by a duly authorized person on behalf of the corporation or by the authorized representative appointed for the corporation, either to the registered office of the Corporation at any time up to and including the two business days preceding the day of the Meeting or any adjournment or postponement thereof, with the Chair of the Meeting prior to commencement of the Meeting or any adjournment or postponement thereof or in any other manner permitted by law.

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Voting of Proxies

A registered Shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the registered Shareholder by marking the form of proxy accordingly.  The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered Shareholder on any resolution that may be called for and if the registered Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly.  Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted “FOR” the resolution.  If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted “FOR” the resolution.

Exercise of Discretion by Proxyholders

The enclosed form of proxy when properly completed and delivered and not revoked, confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting.  At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgement on such amendment, variation or matter, subject to any limitations imposed by applicable law.

Voting by Beneficial Shareholders

The information set out in this section is important to many Shareholders as a substantial number of Shareholders do not hold their Common Shares in their own name.

Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, “Beneficial Shareholders”) should note that only proxies deposited by registered Shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation.  Such Common Shares will most likely be registered in the name of the broker or an agent of the broker.  In Canada, the vast majority of such shares will be registered in the name of “CDS & Co.”, the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.”, the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted.

Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as “NOBOs”. Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as “OBOs”. In accordance with the requirements of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators and Rule 14a-13 under the Exchange Act, the Corporation has elected notice and access for delivery of the Notice of Meeting, this Information Circular and the form of proxy (collectively, the “Meeting Materials”) indirectly through intermediaries to all of the Beneficial Shareholders.  The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them. The Corporation will pay for intermediaries to forward the Meeting Materials to OBO’s.

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Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

(a)be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

(b)more typically, be given a voting instruction form (“VIF”) which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a Shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered Shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

As of March 9, 2018, the authorized share capital of the Corporation consists of no maximum number of Common Shares, without par value of which 99,539,949 Common Shares are issued and outstanding.  Every Shareholder who is present in person, by proxy or by authorized representative and entitled to vote at the Meeting shall on a show of hands have one vote and every Shareholder entitled to vote at the Meeting shall on a ballot have one vote for each Common Share they hold.

The Board of Directors has fixed the close of business on March 1, 2018 as the record date for the purpose of determining the Shareholders entitled to receive notice of and to vote at the Meeting, but the failure of any Shareholder to receive notice of the Meeting does not deprive such Shareholder of the entitlement to vote at the Meeting.

Broker Non-Votes

Brokers and other intermediaries, holding Common Shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections and advisory votes on executive compensation and the frequency of such votes) unless the beneficial owner of such Common Shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote”.  Any Common Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

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Ownership of the Corporation’s Common Shares

Ownership by Management

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Common Shares, as of March 9, 2018, by (i) each of the Corporation’s executive officers and directors individually and (ii) the Corporation’s executive officers and directors, as a group.

Name and Position (1)	Common Shares Beneficially Owned	Percentage of Class (2)
JOHN M. CLARK: Director	215,600 (3)	*
W. DURAND EPPLER: Director	422,011(4)	*
C. THOMAS OGRYZLO: Director	266,907(5)	*
TRACY A. STEVENSON: Director	356,731(6)	*
MICHAEL B. RICHINGS: Chairman and Director	381,724(7)	*
FREDERICK H. EARNEST: President Chief Executive Officer, Director	1,240,991(8)	1.2%
JOHN F. ENGELE: Senior Vice President and Chief Financial Officer	523,688(9)	*
JOHN W. ROZELLE: Senior Vice President	470,132(10)	*
All executive officers and directors as a group (8 persons)	3,877,784	3.9%

*	Represents less than 1% of the outstanding Common Shares.
(1)	The address of each of the persons listed in c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.
(2)

In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each person is based on 99,539,949 Common Shares outstanding as of March 9, 2018, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after March 9, 2018.

(3)	Includes 144,267 Common Shares currently owned and 71,333 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(4)	Includes 350,678 Common Shares currently owned and 71,333 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(5)	Includes 233,574 Common Shares currently owned and 33,333 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(6)	Includes 285,398 Common Shares currently owned and 71,333 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(7)	Includes 302,891 Common Shares currently owned and 78,833 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(8)	Includes 1,032,658 Common Shares currently owned and 208,333 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(9)	Includes 369,522 Common Shares currently owned and 154,166 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(10)	Includes 315,966 Common Shares currently owned and 154,166 Common Shares which may be acquired upon the exercise of immediately exercisable options.

Ownership by Principal Shareholders

The following table sets forth certain information regarding the ownership of the Common Shares as at March 9, 2018 by each Shareholder known to the Corporation to beneficially own or control or direct, directly or indirectly, more than five percent of the outstanding Common Shares based on such person’s most recently available Schedule 13G filed with the SEC.

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Name and Address	Common Shares Beneficially Owned (1)	Percentage of Class (1)
Sun Valley Gold LLC (“Sun Valley”) (2)	19,872,544 (2)	19.7%
620 Sun Valley Road
Sun Valley, ID 83353

Global Strategic Management, Inc.(“GSM”) (3)	7,146,780	7.2%
PO Box 6643
Annapolis, MD 21401

 (1)In accordance with Rule 13d-3(d)(1) under the Exchange Act the applicable percentage of ownership of each Shareholder is based on 99,539,949 Common  Shares outstanding as of March 9, 2018, plus any securities held by such Shareholder exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(2)Sun Valley exercises control and direction over 18,622,544 Common Shares (representing 18.7% of the outstanding Common Shares as of March 9, 2018 on an undiluted basis) and 1,250,000 Common Share purchase warrants.  If the 1,250,000 warrants are exercised, Sun Valley will exercise control and direction over 19.7% of the issued and outstanding Common Shares (after giving effect to the exercise of such warrants, but not the exercise of any other convertible securities of the Corporation.

(3) GSM exercises control and direction over 7,146,780 Common Shares (representing 7.2% of the outstanding Common Shares as of March 9, 2018).

Change in Control

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

The Corporation is not aware of any arrangement that might result in a change in control in the future.  To the Corporation’s knowledge there are no arrangements, including any pledge by any person of the Corporation’s securities, the operation of which may at a subsequent date result in a change in the Corporation’s control.

Quorum

Under the Articles of the Corporation, the quorum for the transaction of business at the Meeting is two or more  Shareholders entitled to vote at the Meeting represented in person or by proxy.

Abstentions will be counted as present for purposes of determining the presence of a quorum at the Meeting, but will not be counted as votes cast.  Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes at the Meeting and will not be voted.

Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

The Board and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation.  The Canadian Securities Administrators implemented National Policy 58-201 - Corporate Governance Guidelines and National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58‑101”) in each of the provinces and territories of Canada.  The NYSE American (“NYSE American”) has also established rules for corporate governance as detailed in the NYSE American’s Company Guide (the “NYSE American Company Guide”).  The Board is of the view that the Corporation’s system of corporate governance meets or exceeds the majority of each of these sets of guidelines and requirements.

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Board of Directors

The present Board consists of six directors, five of whom are viewed as being “independent” within the meaning of NI 58-101 and five of whom qualify as unrelated directors who are viewed as being “independent” within the meaning of Section 803A of the NYSE American Company Guide.  John M. Clark, W. Durand Eppler, Michael B. Richings, C. Thomas Ogryzlo and Tracy A. Stevenson are considered to be independent members of the Board of Directors.

Frederick H. Earnest is not an independent director because of his management position with the Corporation.

Board Leadership Structure

Michael B. Richings is the Chairman of the Board and is considered under securities laws to be an independent director.  All of the members of the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee are independent directors and each of such committees meets regularly without management present.  The Board has reviewed the Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s share base, the Corporation’s peer group and other relevant factors, and has determined that having a non-executive Chairman of the Board with the valuable experience and knowledge of the Corporation that Mr. Richings possesses (as a former executive of the Corporation) is currently the most appropriate leadership structure for the Corporation.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Corporation’s management.  The independent directors met together nine times during 2017.  The regularly scheduled committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. In addition, the Board meets periodically with the Corporation’s auditor without management present. Accordingly, the Board believes that there is adequate leadership of the independent directors.

A number of directors of the Corporation hold directorships with other issuers.  Details of those other directorships can be found above in the table under the heading “Particular Matters to be Acted Upon - Election of Directors”.

Director	Board Meetings (Attended/Held)	Audit Committee Meetings (Attended/Held)	Corporate Governance and Nominating Committee Meetings (Attended/Held)	Compensation Committee Meetings (Attended/Held)	HSE&SR Committee Meetings (Attended/Held)
John M. Clark	8/9	5/5	N/A	4/4	N/A
Frederick H. Earnest	9/9	N/A	N/A	N/A	4/4
W. Durand Eppler (1)	9/9	3/3	2/2	1/1	4/4
C. Thomas Ogryzlo	9/9	N/A	2/2	N/A	4/4
Michael B. Richings(2)	9/9	2/2	2/2	3/3	N/A
Tracy A. Stevenson	9/9	5/5	N/A	4/4	N/A

_____________________________

(1)

W. Durand Eppler ceased being a member of the Compensation Committee and the Audit Committee effective April 27, 2017.   The Audit Committee held three meetings between January 1, 2017 and April 27, 2017. The Compensation Committee held one meeting between January 1, 2017 and April 27, 2017.

(2)

Michael B. Richings became a member of the Audit Committee on April 27, 2017 and ceased being a member of the Compensation Committee on April 27, 2017.  The Compensation Committee held three meeting between January 1, 2017 and April 27, 2017. The Audit Committee held two meetings between April 27, 2017 and December 31, 2017.

None of the incumbent directors of the Corporation attended fewer than 80% of the Board meetings in 2017.

The President and Chief Executive Officer of the Corporation is required to attend annual general meetings.  Attendance by other directors is discretionary.    All directors attended the 2017 annual general meeting.

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Mandate of the Board of Directors

Pursuant to the British Columbia Business Corporations Act (British Columbia), the Board is required to manage or supervise the management of the affairs and business of the Corporation.  The Board has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation.  Under this mandate, the Board is responsible for (i) the stewardship of the business and affairs of the Corporation; (ii) supervising the management of the business and affairs of the Corporation; (iii) providing leadership to the Corporation by practicing responsible, sustainable and ethical decision making; (iv) ensuring that all major issues affecting the Corporation are given proper consideration, including the identification and management of risks relating to the business and affairs of the Corporation and (v) directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Corporation have been met. In addition, the Board is also responsible for succession planning and assuring the integrity of the Corporation’s disclosure controls and procedures, internal controls over financial reporting and management information systems. In carrying out these responsibilities, the Board is entitled to place reasonable reliance on management.  The mandate and responsibilities of the Board are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the Shareholders. See Appendix “B” for the Mandate of the Board.

Position Descriptions

The Board has developed written position descriptions for the Chair of the Board, and the Chief Executive Officer.

The Chair’s primary responsibilities include providing leadership to foster effectiveness of the Board, Chairing all Board meetings and managing the affairs of the Board and shareholders, and ensuring that the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chair also acts as the primary spokesperson for the Board and ensures that there is effective communication with shareholders, and between the Board and senior management.  The Chair also acts in an advisory capacity to the CEO in all matters concerning the interests of the Board and works with the CEO in developing and monitoring the progress of strategic plans and in monitoring policy implementation.

The Chair of each committee of the Board is identified below under the heading “Corporate Governance - Board of Directors - Committees of the Board of Directors”. The Corporation has not developed written position descriptions for the Chair of each committee. The roles and responsibilities of each Chair are delineated by the Board. Each Chair provides leadership to its respective committee to assist that committee with operating effectively.

Orientation and Continuing Education

New Board members receive comprehensive orientation regarding the role of the Board of Directors, its committees and the directors, as well as the nature and operations of the Corporation’s business.  As well, presentations are given, from time to time, to the Board of Directors on legal and other matters applicable to the Corporation and directors’ duties.

Ethical Business Conduct

On December 19, 2003, the Board adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Ethics is amended from time to time to reflect changes in the Corporation’s practices and good governance.  An integral part of the Code of Ethics is the policy that the Corporation will be managed with full transparency, and in the best interests of the shareholders and other stakeholders of the Corporation.  The Code of Ethics (as amended) is available on the Corporation’s website at www.vistagold.com.  The Code of Ethics applies to all directors, officers and employees of the Corporation, including the Corporation’s Chief Executive Officer and Chief Financial Officer. The Board, through the Corporate Governance and Nominating Committee, is responsible for monitoring compliance with the Code of Ethics.  The Corporate Governance and Nominating Committee reviews with management any issues with respect to compliance with the Code of Ethics.  The Corporation intends to disclose any amendments to the Code of Ethics and if any waiver or implied waiver from a provision of its Code of Ethics is granted to a director or officer of the Corporation on its website. No waivers or implied waivers were

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granted from the requirements of the Corporation’s Code of Ethics during the year ended December 31, 2017, or during the subsequent period through to the date of this Information Circular.

The Board ensures, through the Corporate Governance and Nominating Committee, that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.  Furthermore, the Board adopted the Statement of Policy with respect to Related Party Transactions on March 2, 2009, which was amended on March 5, 2013 and March 5, 2017 for all interested transactions with related parties.  The Code of Ethics sets out the procedures with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the Corporate Governance and Nominating Committee.  Members of the Corporate Governance and Nominating Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Diversity

Pursuant to the Corporate Governance and Nominating Committee Charter, at least annually the Corporate Governance and Nominating Committee performs a review and evaluation of the proportion of female employees at the Corporation, in executive positions and on the Board and reports to the Board on the results of this review and evaluation.  As at March 9, 2018, there are no female directors or executive officers of the Corporation.  Diversity of the Board and the executive officers of the Corporation on the basis of age, race, gender, ethnicity, geographic knowledge, industry experience, board tenure and culture, is a factor considered in the selection of candidates as potential directors or executive officers.  At this time the Corporation has not adopted a target regarding the representation of women on the Board or in executive officer positions.  The Corporation does not adopt targets because the Corporation is of the view that its current practice of considering diversity as a factor in selecting candidates as potential directors or executive officers permits the Corporation to balance the benefit of diversity with other relevant considerations.

Committees of the Board of Directors

During 2017, there were four standing committees of the Board: the Audit Committee; the Corporate Governance and Nominating Committee; the Compensation Committee; and the Health, Safety, Environmental and Social Responsibility Committee, each described below.  Between meetings of the Board, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent.  All of the directors on each committee, except the Health, Safety, Environmental and Social Responsibility Committee, are “independent” within the meaning of Section 803A of the NYSE American Company Guide and within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”).    The Board assesses the effectiveness of its committees at least annually.

The effectiveness of the Board and its committees is considered periodically.  Each committee of the Board evaluates its own effectiveness annually and at least annually, the Board evaluates the performance of each of its committees.  In addition, at least annually, the Corporate Governance and Nominating Committee evaluates the effectiveness of the Board as a whole, considering the size, composition, diversity, operation, practice, tenure policies and adequacy and quality of information provided by management of the Corporation for Board meetings.  As well as the foregoing periodic evaluations, in 2017, each director completed a confidential evaluation of the Board and its committees.  The results of these confidential evaluations were summarized by legal counsel and presented to the Board. committees.  The results of these confidential evaluations were summarized by legal counsel and presented to the Board.

Audit Committee

The Corporation has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee is Chaired by Tracy A. Stevenson.  Its other members as of the date of this Information Circular are Michael B. Richings and John M. Clark. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE American Company Guide, and is “independent” and “financially literate” within the respective meaning of such terms in NI 52-110.  In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item

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407(d)(5)(ii) and (iii) of Regulation S-K, the Board has identified Tracy A. Stevenson as the “Audit Committee Financial Expert” and has confirmed that Tracy A. Stevenson is “financially sophisticated” within the meaning of NYSE American Company Guide Section 803(B)(2).  No member of the Audit Committee has participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board, assists the Board in fulfilling its responsibilities in monitoring (i) the Corporation’s accounting and financial reporting processes; (ii) the integrity of the financial statements of the Corporation; (iii) compliance by the Corporation with legal and regulatory requirements; (iv) the independent auditor’s qualifications, independence and performance; (v) the Corporation’s policies and procedures for the identification, assessment and management of business risks and (vi) business practices and ethical standards of the Corporation. A copy of the Audit Committee Charter is available on the Corporation’s website at www.vistagold.com.  The Audit Committee met five times during the fiscal year ended December 31, 2017.  Additional information about the Audit Committee is contained below under the heading “Corporate Governance - Audit Committee Report”.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is Chaired by W. Durand Eppler.  Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and Michael B. Richings.  The Corporate Governance and Nominating Committee’s functions are to (i) identify individuals qualified to become members of the Board and to recommend to the Board candidates for election or re-election as directors; (ii) recommend to the Board director nominees for each Board committee; (iii) consider issues and report to the Board with respect to corporate governance matters; and (iv) review and assess the Corporation’s governance policies.    In addition, the Corporate Governance and Nominating Committee reviews related party transactions involving the Corporation. The Corporate Governance and Nominating Committee met twice during the fiscal year ended December 31, 2017.

The Corporate Governance and Nominating Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its Shareholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Corporation in society.  The Corporate Governance and Nominating Committee considers candidates meeting these criteria who are suggested by directors, management, Shareholders and search firms hired to identify and evaluate qualified candidates.  From time to time the Corporate Governance and Nominating Committee recommends qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board.  Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Corporation or the Chairman of the Corporate Governance and Nominating Committee.  In addition, subject to the advance notice requirements contained in the Corporation’s Articles, Shareholders may nominate directors at an annual general meeting.

The Corporate Governance and Nominating Committee oversees the evaluation of the Board composition and members.  Annually, the Corporate Governance and Nominating Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to facilitate effective decision making.  The Corporate Governance and Nominating Committee believes it is in the best interests of the Corporation when selecting candidates to serve on the Board to consider the diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, personal background and other qualities for nomination.  The Corporate Governance and Nominating Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The Corporate Governance and Nominating Committee utilizes a skills matrix to identify and track areas of strength that the Board believes are important for overseeing the Corporation’s business, management and future growth effectively.  The following table reflects the diverse skills and competencies of each individual director nominee in various areas of experience.

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	Clark	Earnest	Eppler	Ogryzlo	Richings	Stevenson
Mining Industry Experience
Exploration/Geology		ü			ü
Development/Construction	ü	ü		ü	ü
Operations/ Operations Management		ü		ü	ü	ü
Safety/Environment/ Social Responsibility		ü	ü	ü	ü	ü
General Business Skills
Executive/Management	ü	ü	ü	ü	ü	ü
Banking/Finance	ü		ü	ü		ü
Mergers & Acquisitions	ü		ü		ü	ü
Accounting	ü		ü		ü	ü
Corporate Governance	ü	ü	ü	ü	ü	ü
Human Resources / Compensation	ü	ü	ü	ü		ü
International Experience	ü	ü	ü	ü	ü	ü
Legal / Regulatory	ü	ü	ü	ü	ü	ü
Risk Management	ü	ü	ü	ü		ü
Strategy Development	ü	ü	ü	ü	ü	ü

The Corporate Governance and Nominating Committee reviews the size of the Board at least annually.  A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board believes that its present size effectively fulfils this goal.  The Corporate Governance and Nominating Committee recommended the nominees in this Information Circular for directors.

Our policy with regard to the consideration of diversity in identifying director nominees and relating to the identification and nomination of women directors is in our Corporate Governance and Nominating Charter.  Diversity is considered as one of the factors when the Committee makes recommendations for the director nominations. The Corporation has not adopted term limits for the directors on the Board.  The Corporation has not adopted a stand‑alone diversity policy or term limits because it is of the view that such policies are not necessary at this time because pursuant to the Corporate Governance and Nominating Committee Charter diversity of the Board and tenure are factors that the Corporate Governance and Nominating Committee already considers in making its recommendations.

The Corporation’s Corporate Governance and Nominating Committee Charter is available on the Corporation’s website at www.vistagold.com.

Compensation Committee

The Compensation Committee is Chaired by John M. Clark.  Its other members as of the date of this Information Circular are Tracy A. Stevenson and W. Durand Eppler.  Each member of the Compensation Committee is “independent” within the meaning of Section 803A and Section 805(c)(1) of the NYSE American Company Guide.

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The Compensation Committee’s functions are to review and recommend to the Board compensation policies and programs of the Corporation, as well as salary and benefit levels for its executives. Except for delegation by the Compensation Committee of its responsibilities to a sub-committee of the Compensation Committee, the Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  For further discussion of the Compensation Committee’s process for the recommendation of the Corporation’s compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the Compensation Committee, please see the section below under the heading “Executive Compensation – Compensation Discussion and Analysis.”

The Compensation Committee meets at regularly scheduled times between meetings of the Board, and sometimes acts by unanimous written consent.  The Compensation Committee met four times during the fiscal year ended December 31, 2017.    The duties of the Compensation Committee are described in its charter, which is available on the Corporation’s website at www.vistagold.com  and is reviewed annually.

Health, Safety, Environmental and Social Responsibility Committee

The Health, Safety, Environmental and Social Responsibility Committee is Chaired by C. Thomas Ogryzlo.  Its other members are Frederick H. Earnest and W. Durand Eppler. The primary purpose of the Health, Safety, Environment and Social Responsibility Committee is to assist the Board in its oversight of: (i) health, safety, environmental and community risks; (ii) the Corporation’s compliance with applicable legal and regulatory requirements; (iii) the Corporation’s performance in relation to health, safety, environmental and social responsibility matters; (iv) the performance and leadership of the health, safety, environmental and social responsibility functions of the Corporation; and (v) the Corporation’s external reporting with respect to health, safety, environmental and social responsibility matters.

The Health, Safety, Environment and Social Responsibility Committee met four times during the fiscal year ended December 31, 2017.  The duties of the Health, Safety, Environment and Social Responsibility Committee are described in its charter, which is available on the Corporation’s website at www.vistagold.com and is reviewed annually.

Communications with the Board of Directors

Shareholders may send communications by letter to the Board, the Chairman or one or more of the non-management directors or the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981‑1185.  The receipt of concerns about the Corporation’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board’s Role in Risk Oversight

The Board considers the understanding, identification and management of risk as essential elements for the successful management of the Corporation.  The Corporation faces a variety of risks, including credit risk, liquidity risk and operational risk.  The Board believes an effective risk management system will: (i) timely identify the material risks that the Corporation faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Corporation’s risk profile; and (iv) integrate risk management into the Corporation’s decision-making.

Risk oversight is undertaken on a regular basis by the Board of Directors and the Audit Committee.  The Audit Committee periodically reviews and discusses with management their policies and procedures for the identification, assessment and management of business risks.  The Audit Committee also has oversight responsibility with respect to the integrity of the Corporation’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.  The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Corporation’s risk management processes.

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At the management level, regular internal risk reviews provide reliable and timely information to the Board and management regarding the Corporation’s effectiveness in identifying and appropriately controlling risks.

The Corporation also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee.  Our risk management framework is designed to:

•	provide that risks are identified, monitored, reported and quantified properly;
•	define and communicate the types and amount of risk the Corporation is willing to take;
•	communicate to the appropriate management level the type and amount of risk taken;
•	maintain a risk management organization that is independent of the risk-taking activities; and
•	promote a strong risk management culture that encourages a focus on risk-aware performance.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Corporation’s corporate strategy and day-to-day business operations.  The Board also continually works, with the input of the Corporation’s executive officers, to assess and analyze the most likely areas of future risk for the Corporation.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls.  The Audit Committee acts under a written charter first adopted and approved by the Board in 2007,  and most recently amended in 2016, which is reviewed annually.  Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and Section 803(B)(2) the NYSE American Company Guide and “independent” and “financially literate” within the meaning of such terms in NI 52-110.  In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board of Directors has identified Tracy A. Stevenson as the “Audit Committee Financial Expert.”  A copy of the Audit Committee Charter is available on the Corporation’s website at www.vistagold.com.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be nominated for Shareholder approval as the Corporation’s independent auditor.  The Audit Committee is responsible for recommending to the Board that the Corporation’s financial statements and the related management’s discussion and analysis be included in its Annual Report.  The Audit Committee took a number of steps in making this recommendation for fiscal year 2017.

First, the Audit Committee discussed with EKS&H those matters required to be discussed by Statement on Auditing Standards No. 61, as superseded by Statement of Auditing Standards 114 – the Auditor’s Communication with Those Charged with Governance, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with EKS&H the independence of EKS&H and received from EKS&H the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Corporation’s management and EKS&H, the Corporation’s audited consolidated balance sheets at December 31, 2017, and consolidated statements of income, cash flows and shareholders’ equity for the fiscal year ended December 31, 2017 and the related management discussion and analysis to be included in the Corporation’s Annual Report on Form 10-K.

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Based on the discussions with EKS&H concerning the audit, the independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Corporation’s financial statements and the related management’s discussion and analysis be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Submitted on behalf of the Audit Committee

Tracy A. Stevenson (Chairman)
Michael B. Richings

John M. Clark

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Executive Officers

As of March 9, 2018, the executive officers of the Corporation, their ages and their business experience and principal occupation during the past five years were as follows:

Name, Position and Age	Held Office Since	Business Experience During Past Five Years
Frederick H. Earnest, President, Chief Executive Officer and Director, Age - 56	August 1, 2007 – January 1, 2012 (President, Chief Operating Officer and Director) January 1, 2012 (President, Chief Executive Officer and Director)

Chief Executive Officer of the Corporation since January 2012; President of the Corporation since August 2007; Director of Midas Gold Corp. from April 2011 to April 2014; Former Chief Operating Officer of the Corporation from August 2007 to January 2012. Mr. Earnest has over 30 years of experience in the mining industry where he has worked in the development, construction, operation and turnaround of gold, base metal, and industrial minerals operations. He has extensive international experience with more than 10 years in Latin America.  Mr. Earnest holds a B.S. in mining engineering from the Colorado School of Mines.

John F. Engele, Senior Vice President and Chief Financial Officer, Age-66	May 29, 2012

Senior Vice President and Chief Financial Officer of the Company since May 29, 2012. Mr. Engele has over 30 years of experience in the gold mining industry where he has worked with senior and mid-tier gold producers. He served as Senior Vice President and Chief Financial Officer of Electrum Ltd., a privately funded global gold exploration company, from May 2007 to May 2012. He has also served in senior financial management positions with AngloGold Ashanti Limited (North America Division), Queenstake Resources and Echo Bay Mines Ltd. where he was involved in mine construction, mine start-ups and mine operations. He also has significant experience in regulatory reporting, corporate governance and strategic planning. He holds an MBA from Regis University and holds a CPA, CMA designation in Canada.

John W. Rozelle, Senior Vice President, Age-63	August 1, 2012

Senior Vice President of the Corporation since August 2012; Vice President of Technical Services of the Corporation from May 2011 to August 2012.  Manager of the Mineral Resource Division of Tetra Tech from September 2007 to May 2011.  Mr. Rozelle has more than 37 years of experience as an economic geologist in the mining industry with both operating and consulting companies.  Mr. Rozelle has experience with a large number of gold deposits worldwide, having been involved with the estimation and quantification of mineral resources, as well as management of economic studies as a project manager.  Mr. Rozelle has a B.A. in geology from State University of New York Platsburg and a M.Sc. in geochemistry from the Colorado School of Mines. Mr. Rozelle is a “Qualified Person” under Canadian National Instrument 43-101 guidelines.

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To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Executive Compensation

Compensation Discussion and Analysis

Compensation Program Objectives

The Corporation’s compensation programs and policies are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation’s business.  The programs and policies are intended to provide the Corporation with the means to attract and retain capable and experienced people.  The Compensation Committee’s role and philosophy is to ensure that the Corporation’s compensation practices, as applied to the actual compensation paid to the Corporation’s executive officers, are aligned with the Corporation’s overall business objectives and with Shareholder interests.

The Compensation Committee considers a variety of factors when determining compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its Shareholders, overall technical, professional and experience needs of the Corporation, the competitive requirements to attract and retain key employees, and the Compensation Committee’s assessment of the position requirements for each executive’s role in the Corporation. The Compensation Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and discretion.

The Compensation Committee has the authority to engage and compensate, at the expense of the Corporation, any outside advisor that it determines to be necessary to permit it to carry out its duties, including compensation consultants and advisors. In the year ended December 31, 2017, the Compensation Committee did not retain the services of an independent compensation advisor to review executive compensation. The Compensation Committee was assisted by management in determining appropriate levels of compensation for the Corporation’s directors and executive officers.  Management compiled data from publicly available information for all categories of compensation (directors’ fees, executive base salaries, stock incentives, and short term incentives) from a peer group of companies in the mining sector.  The peer group of companies was developed using one or more of the following selection criteria:

●	Canadian and/or U.S. listed;
●	market capitalization substantially similar to the Company;
●	gold, diversified metals and mining, or precious metals/minerals industry; and/or
●	stage of development, complexity of operation/business strategy similar to the Company.

Based upon considerations of the selection criteria, the following peer group companies were selected, (collectively, the “Peer Group”).

Atacama Pacific Gold Corporation	Golden Minerals Company
Avnel Gold Mining Limited	Golden Queen Mining Co. Ltd.
Bear Creek Mining Corporation	International Tower Hill Mines Ltd.
Belo Sun Mining Corp	Midas Gold Corp.
Eurasian Minerals Inc.	Orezone Gold Corporation
Exeter Resources Corporation	Pershing Gold Corporation
Gabriel Resources Ltd.	Sabina Gold & Silver Corp.
General Moly, Inc.	Victoria Gold Corp.

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In 2013, consistent with the principle of aligning corporate compensation with corporate objectives and with Shareholders’ interests, all members of senior management, in consultation with the Compensation Committee, accepted a 20% reduction to base compensation together with the elimination of discretionary incentive payments under the Corporation’s Short Term Incentive Plan (“STIP”).  These changes to management compensation took effect August 1, 2013. In July 2015 with an effective date of August 1, 2015, the Board restored one-half of these compensation reductions, resulting in all members of senior management remaining at a 10% reduction to base compensation. In addition, at the same time, the Board of Directors authorized a one-time payment to each member of senior management, equal to 10% of each respective senior manager’s base salary, to be paid in cash or the equivalent value in restricted share units (“RSU”) or a combination thereof, at the recipient’s option. Similarly, in 2016, the Board authorized a one-time payment to each member of senior management, equal to 10% of each respective senior manager’s base salary, to be paid in cash or the equivalent value in RSUs or a combination thereof, at the recipient’s option. In July 2017, with an effective date of August 1, 2017, the Board restored the remaining 10% reduction to base compensation.  In addition, a one-time payment equal to 7/10 of 10% of each respective manager’s base salary was paid in cash to each member of senior management.  No annual incentive award has been granted since 2012.  The Board will determine when it is appropriate to restore annual discretionary incentive awards.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews and recommends to the Board the compensation policies and programs of the Corporation, as well as salary and benefit levels for individual executives. The President and Chief Executive Officer of the Corporation may not be present during meetings of the Compensation Committee when his compensation is being discussed.  The executive officers prepare and present to the Compensation Committee, such surveys, analyses, reports and recommendations, as the Compensation Committee may request, including independent industry surveys.  The Board makes the final determination regarding the Corporation’s compensation programs and practices.

Elements of the Corporation’s Compensation Program for Fiscal Year 2017

The 2017 compensation plan for executive officers is comprised of the following components: base salary and stock awards under the Stock Option Plan and/or the LTIP.

There is no set policy or target regarding allocation between cash and non-cash elements of the Corporation’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Corporation’s executives on an individual basis, against the backdrop of the compensation goals and objectives and the industry compensation data described above, and makes recommendations to the Board concerning each of the individual components of compensation.

Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each executive position and determines placement of the employee at an appropriate level in a range.  Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer.  Salaries for the Corporation’s executive officers are reviewed at least annually to reflect external factors such as market and inflation as well as overall corporate performance and the results of internal performance reviews.

Short Term Incentive Plan

The STIP is intended to allow executive officers and management personnel to earn discretionary incentive payments based on a percentage of base salary. All executive officers and management personnel participate in the STIP. Mr. Earnest, the President and Chief Executive Officer of the Corporation, is entitled to earn a discretionary incentive payment in an amount determined annually by the Board. However, the performance of the President and Chief Executive Officer is generally evaluated using the same performance objectives as are applied to other executive officers and management personnel.

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The Compensation Committee determines executive incentive compensation considering three primary factors:  (1) corporate liquidity; (2) achievement of overall corporate goals, which are typically established early in each year; and, (3) individual performance.

The following table summarizes the criteria and weighting used to evaluate the performance of the executive officers.  It summarizes the target and maximum discretionary incentive payments contemplated under the STIP. Even though the goals and objectives were essentially achieved, no payments were made in 2017.

	Performance Objectives and Relative Importance					Target Bonus as a	Maximum Bonus as a	Bonus paid in 2017 as a
	Corp. Performance	Financial	Project Advance	Compliance	Leadership Succession	percentage of salary	percentage of salary	percentage of salary
Frederick H. Earnest, President and Chief Executive Officer	High	High	High	High	High	50%	100%	0%
John F. Engele, Senior Vice President and Chief Financial Officer	High	High	Medium	High	Medium	50%	75%	0%
John W. Rozelle, Senior Vice President	High	Medium	High	High	Medium	50%	75%	0%

No annual discretionary incentive award under the STIP has been granted since 2012. In recent years, RSUs (defined below) have been granted to incentivize and reward the achievement of corporate goals and objectives. The Board will determine when it is appropriate to fully restore the annual discretionary incentive awards.  Further, if and when it is restored, the Compensation Committee, in its discretion, will reassess corporate goals and the assessment of those goals in relation to the awarding of an annual discretionary bonus, if any, in the best interests of the Corporation.

Stock Incentive Awards

The Corporation provides stock-based incentives to employees and directors under two separate Stock Plans (defined below), which are designed to align compensation with the enhancement of shareholder value.

The Corporation has a Stock Option Plan which provides for grants of Options to directors, officers, employees and consultants of the Corporation or its subsidiaries.

The Corporation also has the LTIP which is intended to complement the Stock Option Plan, together referred to as the “Stock Plans”. The LTIP provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of restricted stock (“Restricted Stock”) or RSUs of Common Shares of the Corporation.

The maximum number of Common Shares which may be reserved, set aside and made available for issue under the Stock Plans (together with any other security based compensation arrangements of the Corporation) is a variable number equal to 10% of the issued and outstanding Common Shares on the date of the grant on a non-diluted basis.  As of March 9, 2018, an aggregate of 3,612,407 Common Shares (or 3.6% of the total number of issued and outstanding Common Shares) are issuable under the Stock Plans pursuant to outstanding Options and RSUs and 6,341,588 Common Shares (or 6.4% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Plans.  As of March 9, 2018, the total number of Common Shares issuable under the Stock Plans comprised (i) 1,964,500 Common Shares (or 2.0% of the total number of issued and outstanding Common Shares) issuable upon the due exercise of vested Options granted under the Stock Option Plan and (ii) 1,647,907 Common Shares (or 1.7% of the total number of issued and outstanding Common Shares) issuable upon the vesting of RSUs granted under the LTIP.

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Further details of the objectives and operations of each of the Stock Plans are discussed in the sections below.

Stock Option Plan

The Stock Option Plan provides for the grant of options to directors, officers, employees and consultants of the Corporation or its subsidiaries (“Participants”). Subject to applicable stock exchange requirements, the maximum number of Common Shares which may be reserved, set aside and made available for issue under the Stock Option Plan (together with any other security based compensation arrangements of the Corporation) is a variable number equal to 10% of the issued and outstanding Common Shares on the date of the grant on a non-diluted basis.

The maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan, together with the Common Shares issuable under all security based compensation arrangements of the Corporation, is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding on a non-diluted basis.  The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period pursuant to Options together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis.  The maximum number of Common Shares issuable to Participants within any calendar year period is 3,000,000 Common Shares, and the maximum number of Options issuable to non-executive director is the lesser of 1% of the issued and outstanding Common Shares and an annual value of $150,000 per non-executive director Participant.  Under the Stock Option Plan, Options may be exercised by the payment in cash of the Option exercise price to the Corporation. All Options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an Option is granted.

In accordance with the requirements of section 613 of the TSX Company Manual, the following table sets out the burn rate of the Options granted under the Stock Option Plan as of the end of the financial year ended December 31, 2017 and for the two preceding financial years. The burn rate is calculated by dividing the number of Options granted under the Stock Option Plan during the relevant fiscal year by the weighted average number of securities outstanding for the applicable financial year.

il
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015

Number of Options granted under the Stock Option Plan	Nil	50,000	Nil

Weighted average of the outstanding securities for that fiscal year	98,627,255	89,064,260	82,571,182

Annual Burn Rate (%)	Nil	0.06%	Nil

The granting or exercise of each Option granted under the Stock Option Plan is subject to withholding taxes, at the discretion of the Corporation.

The Stock Option Plan is administered by the Board or a delegated committee of the Board, which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation or its subsidiaries who are eligible to receive Options under the Stock Option Plan (“Optionees”), (iii) the time when and the price at which Options will be granted, (iv) the time when and the price at which Options may be exercised, and (v) the conditions and restrictions on the exercise of Options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on (a) in the case of Options with an exercise price in US dollars, the NYSE American or (b) in the case of Options with an exercise price in Canadian dollars, the Toronto Stock Exchange (“TSX”), in either case, on the last trading day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective option agreement and must expire no later than ten years from the date of grant; provided that, if the expiry date of an Option occurs during a blackout period, such expiry date shall be deemed to be extended to the date that is the 10th business day after the last day of the applicable blackout period.

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Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a participant. An Optionee has no rights whatsoever as a Shareholder in respect of unexercised Options.

Pursuant to the terms of the Stock Option Plan, if any Optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries, as a result of termination for “cause” (as defined in the Stock Option Plan), all unexercised Options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, his or her Options may be exercised up to, but not after, the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date of the Option. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the Options at any time up to, but not after, the earlier of 90 days from the date of death or the expiry date of such Option.

The Board may amend the Stock Option Plan at any time; provided, however that no such amendment may, without the consent of an Optionee, adversely alter or impair any Option previously granted to such Optionee. Any amendment to be made to the Stock Option Plan or an Option is subject to the prior approval of the TSX and the NYSE American and the Shareholders, if required by the rules of the TSX or the NYSE American. The Board has the power and authority to approve amendments relating to the Stock Option Plan or a specific Option without further approval of the Shareholders of the Corporation, to the extent that such amendments relate to, among other things: (a) altering, extending or accelerating the terms of vesting applicable to any Option or group of Options; (b) altering the terms and conditions of vesting applicable to any Option or group of Options; (c) changing the termination provisions of an Option, provided that the change does not entail an extension beyond the original expiry date of such Option; (d) accelerating the expiry date of Options; (e) the application of sections 6. 8 (third party offer) and 6.9 (alteration of shares) of the Stock Option Plan; (f) effecting amendments respecting the administration of the Stock Option Plan; (g) amending the definitions contained within the Stock Option Plan; (h) effecting amendments of a “housekeeping” or administrative nature; (i) effecting amendments necessary to comply with the provisions of applicable laws (including the rules, regulations and policies of the TSX and the NYSE American), or necessary or desirable for any advantages or other purposes of any tax law; (j) amending or modifying the mechanics of exercise of the Options; and (k) any other amendment, whether fundamental or otherwise, not requiring Shareholder approval under applicable law (including the rules, regulations, and policies of the TSX and the NYSE American). No amendment of the Stock Option Plan may contravene the requirements of the TSX, the NYSE American or any applicable securities commission.

None of the following amendments to the Stock Option Plan may be made unless Shareholder approval is obtained: (i) to increase the maximum number of Common Shares issuable under the Stock Option Plan; (ii) to reduce the Exercise Price of an Option (including cancellation and reissuance at a lower Exercise Price) held by a non-Insider; (iii) to extend the term of any Options held by non-insiders of the Corporation, other than an extension during a Black Out Period; (v) to increase the number of Common Shares issuable to non-employee directors Participants; (vi) to permit Options to be transferrable or assignable; (vii) to amend the amendment provisions in the Stock Option Plan; or (viii) where approval is required by the Exchanges (whether it be Exchange or shareholder approval).

Amendments to the Stock Option Plan for the following require disinterested Shareholder approval, amendments that: (i) could result in the number of Common Shares issuable to insiders of the Corporation exceeding 10% of the issued and outstanding Common Shares; (ii) reduce the Exercise Price of an Option (including cancellation and reissuance at a lower Exercise Price) held by an Insider; (iii) extend the term of any Option held by insiders of the Corporation, other than an extension during a Black Out Period; and (iv) require disinterested Shareholder approval under applicable law (including rules of the Exchanges).

Long Term Equity Incentive Plan

The purpose of the LTIP is to assist the Corporation in attracting, retaining and motivating key employees, directors, officers and consultants of the Corporation and its subsidiaries, and to more closely align the personal interests of such persons with Shareholders, thereby advancing the interests of the Corporation and its Shareholders and increasing the long-term value of the Corporation.

In 2017, the LTIP was utilized to incentivize achievement of corporate goals.  The overall corporate goals were divided into two broad categories as follows:

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1.

Corporate: Cost control and financing objectives, compliance with all securities regulations,  conducting the Corporation’s business in an ethical and environmentally sound manner while ensuring all operations are conducted to protect employee safety and health.

2.	Mt Todd: Project permitting and optimization, including identifying and completing optimization initiatives.

The LTIP is intended to complement (not replace) the Stock Option Plan.

The LTIP provides for grants of awards to directors, officers, employees and consultants of the Corporation or its affiliates.  “LTIP Participant” when used in this Information Circular means employee and consultant participants, but not director participants.

The maximum number of Common Shares available for issuance under the LTIP, together with all other security based compensation arrangements of the Corporation (which includes the Stock Option Plan) is 10% of the issued and outstanding Common Shares on a non-diluted basis.  The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period under the LTIP, together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis. No LTIP Participant can receive more than 3,000,000 Common Shares in any calendar year for a “performance award” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Tax Code”).  The total number of Common Shares issuable to director participants under the LTIP shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares; and (ii) an annual award value of $150,000 per director participant.

In accordance with the requirements of section 613 of the TSX Company Manual, the following table sets out the burn rate of the Awards granted under the LTIP as of the end of the financial year ended December 31, 2017 and for the two preceding financial years. The burn rate is calculated by dividing the number of Awards granted under the Stock Option Plan during the relevant fiscal year by the weighted average number of securities outstanding for the applicable financial year.

	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015

Number of Awards granted under the LTIP	966,003	1,057,987	1,727,000

Weighted average of the outstanding securities for that fiscal year	98,627,255	89,064,260	82,571,182

Annual Burn Rate (%)	1.0%	1.1%	2.1%

The LTIP is administered by the Compensation Committee (as delegated by the Board).  The Compensation Committee determines the persons to whom awards are to be made; determines the type, size, terms and conditions of awards; determines the prices to be paid for Awards; interprets the LTIP; adopts, amends and rescinds administrative guidelines and other rules and regulations relating to the LTIP; and makes all other determinations and takes all other actions it believes are necessary or advisable for the implementation and administration of the LTIP.

Restricted Share Units (“RSUs”)

The LTIP provides that the Compensation Committee may, from time to time and in its sole discretion, grant awards of RSUs to any LTIP Participant or director participant. RSUs are not Common Shares, but rather represent a right to receive from the Corporation at a future date newly-issued Common Shares. All grants of RSUs are subject to the terms and conditions of an Award agreement entered into between the Corporation and the LTIP Participant or the director participant (as the case may be) at the time the RSU is granted.

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The Compensation Committee has the authority to make the receipt of Common Shares under the RSUs conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee determines in its discretion.  The duration of the vesting period and other vesting terms applicable to a grant of RSUs shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration.  Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee cannot use this discretion to accelerate the vesting of an Award under the LTIP to a period of less than one year in duration.

Upon expiry of the applicable vesting period or at such later date as may be otherwise specified in the Award agreement, the Common Shares issuable pursuant to the RSUs will be registered in the name of the LTIP Participant or director participant, or as the LTIP Participant or director participant may direct, subject to applicable securities laws and upon such issuance of Common Shares the RSUs will be cancelled.

RSUs are settled in Common Shares, unless the Corporation offers the LTIP Participant or director participant the right to receive cash in lieu of Common Shares based on the Fair Market Value (as defined in the LTIP) that such Common Shares would have at the time of settlement and the LTIP Participant or director participant, in its discretion, so elects.

Restricted Stock

The Compensation Committee may, from time to time, grant Restricted Stock and/or RSUs LTIP Participants or director participants, subject to the terms and conditions of the LTIP and any additional terms and conditions determined by the Compensation Committee (collectively “Awards”).  All grants of Restricted Stock are subject to the terms and conditions of an award agreement entered into between the Corporation and the LTIP Participant or the director participant (as the case may be) at the time the RSU is granted.

The Compensation Committee has the authority to establish the terms for the lapse of restrictions applicable to Restricted Stock conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee may determine in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of Restricted Stock shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration. Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award under the LTIP to a period of less than one year in duration.

Common Shares of Restricted Stock are subject to such restrictions as the Compensation Committee may impose (including, without limitation, forfeiture conditions, transfer restrictions or a restriction on, or prohibition against, the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee deems appropriate.

The Corporation shall issue and hold share certificates registered in the name of each LTIP Participant or director participant granted Restricted Stock under the LTIP. The share certificates shall bear a legend referring to the award agreement and the possible forfeiture of such shares of Restricted Stock.

Except as otherwise determined by the Compensation Committee, upon a Termination Date (as defined in the LTIP) that occurred as a result of the death or disability of the LTIP Participant or director participant, all vested Awards will enure to the benefit of the LTIP Participant’s or the director participant’s heirs, executors and administrators.  Except as otherwise determined by the Compensation Committee, if a LTIP Participant’s employment, term of office or engagement is terminated for cause or in the case of a consultant participant, for breach of contract, any Awards held by the LTIP Participant (whether vested or not) are forfeited to the Corporation.  Except as otherwise determined by the Compensation Committee, where a director participant’s term of office is terminated for breach of the director participant’s fiduciary duty, then any Awards held by the director participant (whether vested or not) are forfeited to the Corporation.  The LTIP provides for a number of instances that permit the Compensation Committee to accelerate the vesting of any outstanding Awards.

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Unless otherwise determined by the Compensation Committee or the Board at or after the date of grant, if a LTIP Participant or director participant ceases to be employed or engaged by the Corporation or its subsidiaries within 12 months following a Change in Control (as defined in the LTIP) for any reason other than for cause, voluntary resignation (other than for good reason (as defined by the LTIP)), retirement, death or disability, each Award held by that LTIP Participant or director participant that is not fully vested on the date at which such person ceases to be a director, officer or consultant shall become free of all restrictions, conditions and limitations, and become fully vested.

The Board shall have the discretion to authorize such steps to be taken as it may consider to be equitable and appropriate in the event of any Share Reorganization, Corporate Reorganization or Special Distribution (each of such terms as defined in the LTIP), including the acceleration of vesting in order to preserve proportionately the rights, value and obligations of the LTIP Participants or director participants holding Awards in such circumstances.

Subject to the rules, regulations and policies of the TSX, the NYSE American and applicable law, the Compensation Committee may, without notice or Shareholder approval, at any time or from time to time, make certain amendments to the LTIP or a specific Award for the purposes of: (i) altering, extending or accelerating the terms of vesting applicable to any Award or group of Awards; (ii) making any amendments to the general vesting provisions of an Award; (iii) changing the termination provisions of an Award, provided the change does not entail an extension beyond the original expiry date of such Award; (iv) accelerating the expiry date of an Award; (v) making any amendments to the provisions of the LTIP that relate to termination of employment in Section 5 of the LTIP; (vi) making any amendments to provide covenants of the Corporation in order to protect LTIP Participants; (vii) making any amendments not inconsistent with the LTIP as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the LTIP Participants and director participants, it may be expedient to make, including amendments that are desirable as a result of changes in law; (viii) making any amendments for the purposes of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error in the LTIP; (ix) making any amendments to any definitions in the LTIP; (x) effecting amendments respecting administration of the LTIP; and (xi) making amendments of a “housekeeping” or administrative nature.

None of the following amendments to LTIP may be made unless Shareholder approval is obtained: (i) to increase the maximum number of Common Shares issuable under the LTIP; (ii) to increase the number of Common Shares issuable to insiders of the Corporation or to director participants; (iii) to amend the amendment provisions in the LTIP; (iv) to add any form of financial assistance to a Participant or a Director Participant; or (v) where approval is required by the Exchanges (whether it be Exchange or shareholder approval).

Amendments to the LTIP for the following require disinterested Shareholder approval, amendments that: (i) could result in the number of Common Shares issuable to insiders of the Corporation exceeding 10% of the issued and outstanding Common Shares; (ii) extend the term of any Award held by insiders of the Corporation, other than an extension during a Black Out Period; and (iii) require disinterested Shareholder approval under applicable law (including rules of the Exchanges).

No assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee. Immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect, provided that any Awards held by a LTIP Participant or director participant that have vested at the Termination Date will enure to the benefit of the LTIP Participant or director participant’s heirs, executors and administrators.

Perquisites and Other Personal Benefits

The Corporation’s named executive officers are not generally entitled to significant perquisites or other personal benefits not offered to the Corporation’s employees.  The Corporation does sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Tax Code, which is described further below under the heading “Executive Compensation - Pension and Retirement Savings Plans”.

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Compensation for the Corporation’s Named Executive Officers in 2017

The Corporation’s named executive officers (defined below) for the fiscal year ended December 31, 2017 were Frederick H. Earnest, who served as the Corporation’s President and Chief Executive Officer, John F. Engele, who served as the Corporation’s  Senior Vice President and Chief Financial Officer and John W. Rozelle, who served as the Corporation’s Senior Vice President.  The Corporation’s employment agreements with our named executive officers are described below under the heading “Executive Compensation - Executive Employment Agreements”.  The compensation paid to the Corporation’s named executive officers is described below under the heading “Executive Compensation - Summary Compensation Table”.

Effects of Regulatory Requirements on Executive Compensation

Section 409A of the Tax Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. The Corporation’s compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Tax Code, and we anticipate that the Compensation Committee will continue to design and administer the Corporation’s compensation programs accordingly.

Various rules under current generally accepted accounting practices impact the manner in which the Corporation accounts for grants of Options to employees, including executive officers, on its financial statements. While the Compensation Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of Options to the Corporation’s employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of the Corporation that this Compensation Discussion and Analysis be included in this Information Circular.

Submitted on behalf of the Compensation Committee

John M. Clark (Chairman)
W. Durrand Eppler
Tracy A. Stevenson

The above filed report of the Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference in any of the Corporation’s filings under the United States Securities Act of 1933 or the Exchange Act, each as amended, except to the extent that we specifically so incorporate the same by reference.

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Summary Compensation Table

The table below sets forth, for the fiscal years indicated, all compensation awarded to, paid to or earned by (i) those individuals who, during the fiscal year ended December 31, 2017, served as the Corporation’s President and Chief Executive Officer, (ii) Senior Vice President and Chief Financial Officer and (iii) the Corporation’s one other most highly compensated executive officer during the fiscal year ended December 31, 2017.  These officers are referred to in this Information Circular as the Corporation’s “named executive officers”.

Name and Principal Position	Year	Salary(5)	Bonus(5)	Stock Awards(1)(2)	Option Awards (1)(2)	All Other Compensation (3)(4)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)
Frederick H. Earnest,	2017	$325,000	$–	$231,681	$–	$10,800	$567,481
President and Chief Executive Officer	2016	292,500	–	260,320	–	10,600	$563,420
	2015	273,541	–	140,542	–	9,105	423,188

John F. Engele,	2017	280,000	–	100,427	–	10,800	391,227
Senior Vice President	2016	280,000	–	105,670	–	10,600	396,270
and Chief Financial Officer	2015	263,667	–	58,192	–	9,558	331,417

John W. Rozelle,	2017	225,000	–	64,367	–	10,800	300,167
Senior Vice President	2016	225,000	–	67,730	–	10,600	303,330
	2015	211,875	–	37,463	–	6,900	256,238

______________________________

(1)Effective on August 1, 2013, senior management accepted a 20% reduction to base salary together with the elimination of discretionary incentive payments under the STIP. Effective on August 1, 2015, the Board of Directors authorized: (i) restoration of one-half of the 20% reduction in base salary, resulting in a remaining 10% reduction to base salary; and (ii) a one-time payment equal to 10% of base salary, of which Mr. Earnest was paid in the equivalent value in RSU’s, while Mr. Engele and Mr. Rozelle were paid in cash. Similarly, in 2016, a one-time payment equal to 10% of base salary, of which Mr. Earnest was paid in the equivalent value in RSU’s, while Mr. Engele and Mr. Rozelle were paid in cash. In July 2017, with an effective date of August 1, 2017, the Board restored the remaining 10% reduction to base compensation.  In addition, a one-time payment equal to 7/10 of 10% of each respective manager’s base salary was paid in cash to each member of senior management.  The Board of Directors will determine when it is appropriate to restore annual discretionary incentive awards.    All securities under option are for Common Shares. No stock appreciation rights are outstanding. For assumptions regarding the valuation of Awards and Options, see note 6 to the Corporation’s audited annual financial statements for the year ended December 31, 2017 as filed with the Corporation’s Form 10-K on March 6, 2018.

(2)The amounts in this column represent the dollar amounts for the aggregate grant-date fair value computed in accordance with FASB ASC Topic 718, of Options granted pursuant to the Stock Option Plan.

(3)Perquisites and other personal benefits for the most recently completed financial year do not exceed $10,000 for any of the named executive officers unless otherwise noted.

(4)Represents the Corporation’s contribution under the Corporation’s Retirement Savings Plan, except where otherwise indicated. The named executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See “Pension and Retirement Savings Plans”.

Executive Employment Agreements

Employment Agreement with Frederick H. Earnest.  Frederick H. Earnest has been engaged under an employment contract effective September 22, 2006, pursuant to which he was initially engaged to serve as Senior Vice President of Project Development of the Corporation and Vista Gold U.S., Inc., its wholly-owned subsidiary.  From August 1, 2007 to January 1, 2012, Mr. Earnest served as President and Chief Operating Officer of the Corporation and of Vista Gold U.S., Inc, which was reflected in an employment agreement dated March 17, 2009. Since January 1, 2012, Mr. Earnest has served as President and Chief Executive Officer of the Corporation and Vista Gold U.S., Inc.  Effective March 17, 2009, Mr. Earnest’s employment agreement was amended and restated, and it was further amended effective January 1, 2012. On November 1, 2012, Mr. Earnest entered a new employment agreement, which was amended effective March 12, 2014 and January 1, 2016.

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Pursuant to the terms of his amended employment contract, Mr. Earnest is to receive an annual base salary of $325,000 and annual discretionary incentive payments.  The grant of any incentive payment shall be in the sole discretion of the Board and shall be earned only after the grant thereof by the Board. Mr. Earnest’s eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Earnest is also eligible to receive other benefits made available to the Corporation’s senior executive officers, including participation in any benefit plans and policies. Effective August 1, 2013, Mr. Earnest received a 20% reduction to his salary and elimination of discretionary incentive payments under the STIP. In July 2015, with an effective date of August 1, 2015, the Board restored one-half of the 20% compensation reduction, resulting in a remaining 10% reduction to Mr. Earnest’s base compensation. In addition, at the same time, the Board authorized a one-time payment equal to 10% of Mr. Earnest’s base salary, which was paid in the equivalent value in RSU’s, at Mr. Earnest’s option. Similarly, in 2016, the Board authorized a one-time payment equal to 10% of Mr. Earnest’s base salary, which was paid in the equivalent value in RSU’s, at Mr. Earnest’s option. In July 2017, with an effective date of August 1, 2017, the Board restored the remaining 10% reduction to base compensation for Mr. Earnest.  In addition, a one-time payment equal to 7/10 of 10% Mr. Ernest’s base salary was paid in cash. The Board will determine when it is appropriate to restore annual discretionary incentive awards.

In addition, in 2015, the Corporation granted Mr. Earnest 553,000 RSUs to receive 553,000 Common Shares under the LTIP. In 2016, the Corporation granted Mr. Earnest 306,279 RSUs to receive 306,279 Common Shares under the LTIP.  In 2017, the Corporation granted to Mr. Earnest 277,000 RSUs to receive 277,000 Common Shares under the LTIP.  See “Executive Compensation - Outstanding Equity Awards and Options Exercised as at December 31, 2017 Table” below for a description of vesting and other terms applicable to Mr. Earnest’s Options.

Employment Agreement with John F. Engele.  John F. Engele has been engaged under an employment contract effective May 29, 2012, pursuant to which he was engaged to serve as Senior Vice President and Chief Financial Officer of the Corporation and Vista Gold U.S., Inc., its wholly-owned subsidiary.  Mr. Engele entered into a new employment agreement effective November 1, 2012, which was amended on March 12, 2014 and January 1, 2016.

Pursuant to the terms of his amended employment contract, Mr. Engele is to receive an annual base salary of $280,000 and annual discretionary incentive payments.  The grant of any incentive payment shall be in the sole discretion of the Board and shall be earned only after the grant thereof by the Board. Mr. Engele’s eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Engele is also eligible to receive other benefits made available to the Corporation’s senior executive officers, including participation in any benefit plans and policies. Effective August 1, 2013, Mr. Engele received a 20% reduction to his salary and elimination of discretionary incentive payments under the STIP. In July 2015, with an effective date of August 1, 2015, the Board restored one-half of the 20% compensation reduction, resulting in a remaining 10% reduction to Mr. Engele’s base compensation. In addition, at the same time, the Board authorized a one-time payment equal to 10% of Mr. Engele’s base salary, which was paid in cash, at Mr. Engele’s option.  Similarly, in 2016, the Board authorized a one-time payment equal to 10% of Mr. Engele’s base salary, which was paid in cash, at Mr. Engele’s option.  In July 2017, with an effective date of August 1, 2017, the Board restored the remaining 10% reduction to base compensation for Mr. Engele.  In addition, a one-time payment equal to 7/10 of 10% Mr. Engele’s base salary was paid in cash. The Board will determine when it is appropriate to restore annual discretionary incentive awards.

In addition, in 2015, the Corporation granted Mr. Engele 233,000 RSUs to receive 233,000 Common Shares under the LTIP.  In 2016, the Corporation granted Mr. Engele 134,000 RSUs to receive 134,000 Common Shares under the LTIP. In 2017, the Corporation granted to Mr. Engele 120,000 RSUs to receive 120,000 Common Shares under the LTIP.  See “Executive Compensation - Outstanding Equity Awards and Options Exercised as at December 31, 2017 Table” below for a description of vesting and other terms applicable to Mr. Engele’s Options.

Employment Agreement with John W. Rozelle.  John W. Rozelle has been engaged under an employment contract effective May 16, 2011, pursuant to which he was initially engaged to serve as Vice President Technical Services of the Corporation and Vista Gold U.S., Inc., its wholly-owned subsidiary.  Mr. Rozelle entered into a new employment agreement on August 1, 2012, Mr. Rozelle has served as Senior Vice President of the Corporation and Vista Gold U.S., Inc..  Effective November 1, 2012, Mr. Rozelle entered a new employment agreement, which was amended effective January 1, 2016.

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Pursuant to the terms of his amended employment contract, Mr. Rozelle is to receive an annual base salary of $225,000 and annual discretionary incentive payments.  The grant of any such incentive payment shall be in the sole discretion of the Board and shall be earned only after the grant thereof by the Board. Mr. Rozelle’s eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Rozelle is also eligible to receive other benefits made available to the Corporation’s senior executive officers, including participation in any benefit plans and policies. Effective August 1, 2013, Mr. Rozelle received a 20% reduction to his salary and elimination of discretionary incentive payments under the STIP.  In July 2015, with an effective date of August 1, 2015, the Board restored one-half of the 20% compensation reduction, resulting in a remaining 10% reduction to Mr. Rozelle’s base compensation. In addition, at the same time, the Board authorized a one-time payment equal to 10% of Mr. Rozelle’s base salary, which was paid in cash, at Mr. Rozelle’s option. Similarly, in 2016, the Board authorized a one-time payment equal to 10% of Mr. Rozelle’s base salary, which was paid in cash, at Mr. Rozelle’s option. In July 2017, with an effective date of August 1, 2017, the Board restored the remaining 10% reduction to base compensation for Mr. Rozelle.  In addition, a one-time payment equal to 7/10 of 10% Mr. Rozelle’s base salary was paid in cash.  The Board will determine when it is appropriate to restore annual discretionary incentive awards.

In addition, in  2015, the Corporation granted Mr. Rozelle 150,000 RSUs to receive 150,000 Common Shares under the LTIP. In 2016, the Corporation granted Mr. Rozelle 86,000 RSUs to receive 86,000 Common Shares under the LTIP. In 2017, the Corporation granted to Mr. Rozelle 77,000 RSUs to receive 77,000 Common Shares under the LTIP.  See  “Executive Compensation - Outstanding Equity Awards and Options Exercised as at December 31, 2017 Table” below for a description of vesting and other terms applicable to Mr. Rozelle’s  Options.

Grants of Plan Based Awards as at December 31, 2017 Table

A summary of plan-based awards granted during the year ended December 31, 2017 to named executive officers is set out in the table below.  All grants are of Options under the Stock Option Plan and RSUs under the LTIP.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
(a)	(b)	(i)	(l)
Frederick H. Earnest,	3/5/2017	87,000	0.97
President and Chief Executive Officer	8/3/2017	190,000	0.83

John F. Engele,	3/5/2017	38,000	0.97
Senior Vice President and Chief Financial Officer	8/3/2017	82,000	0.83

John W. Rozelle,	3/5/2017	24,000	0.97
Senior Vice President	8/3/2017	53,000	0.83

________________________________

(1) The base price for Common Shares underlying grants of RSUs awarded under the LTIP is the closing market price of the Common Shares on the NYSE American on the day prior to the date of the grant.  Pursuant to the terms of the Stock Option Plan, the exercise price for Common Shares underlying grants awarded under the Stock Option Plan is not less than the closing market price of the Common Shares on either the TSX or the NYSE American as of the day prior to the date of the grant.

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The reported high and low trading prices of the Common Shares on the NYSE American for the 30 days prior to the date of the grants of RSUs referred to above are set out in the table below.

	NYSE American
	High	Low
02/06/17 – 03/05/17 (RSUs)	$1.20	$0.97
07/04/17 – 08/03/17 (RSUs)	$0.81	$0.87

Outstanding Equity Awards and Options Exercised as at December 31, 2017 Table

A summary of the number and the value of the outstanding equity awards at December 31, 2017 held by the named executive officers is set out in the table below.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Frederick H. Earnest,	150,000	nil	0.36	12/30/2018	43,300(2)	30,310
President and	25,000	nil	0.52	3/25/2019	123,066(3)	86,146
Chief Executive Officer					87,000(4)	60,900
					190,000(5)	133,000

John F. Engele,	112,500	nil	0.36	12/30/2018	23,300(6)	16,310
Senior Vice President and	25,000	nil	0.52	3/25/2019	52,866(7)	37,006
Chief Financial Officer					38,000(8)	26,600
					82,000(9)	57,400

John W. Rozelle,	112,500	nil	0.36	12/30/2018	15,000(10)	10,500
Senior Vice President	25,000	nil	0.52	3/25/2019	33,800(11)	23,660
					24,000(12)	16,800
					53,000(13)	37,100

________________________________

(1)	Each RSU represents a contingent right to receive one Common Share.
(2)	RSU vests on July 29, 2018.
(3)	85,200 of the RSUs vest August 18, 2018 provided share price performance of the Common Shares meets certain criteria; 18,933 vests on August 18, 2018 and 18,933 vests on August 18, 2019
(4)	RSU vests on March 5, 2018.
(5)

114,000 of the RSUs vest August 3, 2019 provided share price performance of the Common Shares meets certain criteria; 25,333 vests August 3, 2018;  25,333 vests on August 3, 2019 and 25,334 vests on August 3, 2020.

(6)	RSU vests on July 29, 2018.
(7)	25,600 of the RSUs vest August 18, 2018 provided share price performance of the Common Shares meets certain criteria; 8,133 vests on August 18, 2018 and 8,133 vests on August 18, 2019.
(8)	RSU vests on March 5, 2018.
(9)

34,440 of the RSUs vest August 3, 2019 provided share price performance of the Common Shares meets certain criteria; 10,933 vests August 3, 2018; 10,933 vests on August 3, 2019 and 10,934 vests on August 3, 2020.

(10)	RSU vests on July 29, 2018.
(11)	16,380 of the RSUs vest August 18, 2018 provided share price performance of the Common Shares meets certain criteria; 5,200 vests on August 18, 2018 and 5,200 vests on August 18, 2019.
(12)	RSU vests on March 5, 2018.
(13)

22,260 of the RSUs vest August 3, 2019 provided share price performance of the Common Shares meets certain criteria; 7,067 vests August 3, 2018; 7,067 vests on August 3, 2019 and 7,066 vests on August 3, 2020.

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No Options were exercised in 2017 by a named executive officer.   In 2017, the following RSUs held by named executive officers vested: (i) 359,942 RSUs held by Mr. Earnest, (ii) 182,641 RSUs held by Mr. Engele and (iii) 130,915 RSUs held by Mr. Rozelle.

Pension and Retirement Savings Plans

The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Tax Code, which is available to permanent US-based employees.  Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees’ salaries, subject to statutory maximums.  The Corporation has no plans to provide pension or other retirement benefits.

Nonqualified Deferred Compensation

The Corporation has no plans that provide for deferred compensation to its executive officers.

Termination of Employment, Change in Responsibilities and Employment Contracts

Payments Upon Termination or Change in Responsibilities

The employment agreements with Frederick H. Earnest, John F. Engele, and John W. Rozelle contain provisions which entitle each of them to payments following termination or alteration of their respective employment with the Corporation in the event of a material adverse change, or termination of employment following a change of control or termination of employment by the Corporation without just cause. Each individual, depending on the nature of the termination, will be entitled to continuation of salary, accrued vacation pay, and employer-paid fringe benefits, for a stated period of time.   Alternatively, each individual may elect to receive a lump sum payment of these amounts. In the event of termination following a change in control, each individual would also receive payment of amounts due under the STIP program. The total continuation period and lump sum benefit payment amounts between which the executives can choose are set out below.

“Material adverse change” means (i) the assignment of any duties that are substantially inconsistent with or materially diminish his respective position, or (ii) a material reduction in base salary or other compensation, or (iii) the relocation of the primary work location to any location more than 50 miles away from the primary work location as of the date of his applicable agreement.

 “Just cause” includes any of his (i) failure to perform assigned responsibilities that continues unremedied after written notice from the Corporation, (ii) death or permanent disability, (iii) breach of any fiduciary duty owed to the Corporation, or (iv) conviction in a criminal proceeding.

“Change of control” means (i) any consolidation, merger, reorganization or other transaction of the Corporation that results in the Shareholders owning less than the majority of the aggregate voting power, (ii) sale or disposition of all or substantially all of the Corporation’s assets or (iii) any transaction which results in the current Board ceasing to constitute the majority of the Board.

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Material adverse change:
Name	Period	Total benefit amount
Mr. Earnest	24 months	$794,917
Mr. Engele	18 months	$495,893
Mr. Rozelle	18 months	$388,415

Without just cause:
Name	Period	Total benefit amount
Mr. Earnest	24 months	$794,917
Mr. Engele	12 months	$333,941
Mr. Rozelle	12 months	$264,755

Change of control:
Name	Period	Total benefit amount
Mr. Earnest	24 months	$1,058,167
Mr. Engele	18 months	$635,893
Mr. Rozelle	18 months	$388,415

For a description of the treatment of outstanding Options held by named executive officers upon termination, see “Executive Compensation –   Compensation Discussion and Analysis – Elements of the Corporation’s Compensation Program for Fiscal Year 2017 – Stock Incentive Awards – Stock Option Plan” above.

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by named executive officers to compensate such officers in the event of the termination of their employment, resignation or retirement, following a change of control of the Corporation, or in the event of a change in responsibilities following any such change of control.

CEO Pay Ratio

The following pay ratio and supporting information compares the annual total compensation of our employees other than our CEO (including full-time, part-time, seasonal and temporary employees) and the annual total compensation of our CEO, as required by Section 953(b) of the Dodd-Frank Act.  The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2017, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our company (other than our CEO) was $114,240; and
•	The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Information Circular, was $567,481.

Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 4.97 to 1.

To determine the pay ratio, we took the following steps:

We determined that as of December 31, 2017, the determination date, our employee population consisted of approximately 17 individuals, not including the CEO, located in the United States and Australia.  This population consists of our full-time, part-time, temporary and seasonal employees.  We excluded certain independent contractors who are employed by, and whose compensation is determined by, an unaffiliated third party.

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We utilized the 2017 annual base salary, bonus, employer contributions to retirement plans and stock-based compensation to determine the compensation for each employee because they are recent periods for which employee census and compensation information are readily available.  For those employees compensated in Australian dollars, we converted the Australia dollar compensation to US dollars at the December 31, 2017 foreign exchange rate

Once we identified our median employee, we calculated such employee’s annual total compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.  With respect to the CEO, we used the amount reported as total compensation in the Summary Compensation Table included in this Proxy Statement.  Any adjustments, estimates and assumptions used to calculate total annual compensation are described in footnotes to the Summary Compensation Table.

Compensation of Directors (1)

The following table sets forth a summary of the compensation earned by the directors of the Corporation during fiscal year ended December 31, 2017.

Name	Fees earned ($)	Stock awards ($)	Option Awards ($)	Total ($)
(a)	(b)(2)	(c)	(d)	(e)
Michael B. Richings	56,400	34,110	-	90,510
John M. Clark	35,400	34,110	-	69,510
W. Durand Eppler	40,400	34,110	-	74,510
C. Thomas Ogryzlo	32,400	34,110	-	66,510
Tracy A. Stevenson	38,400	34,110	-	72,510

________________________________

(1)

Directors did not receive any compensation as non-equity incentive plan compensation, through pensions or any other form of compensation, including any agreement to make charitable donations in the director’s name, except for compensation disclosed in the table above.

(2)

Effective August 1, 2013, all directors accepted a 20% reduction of their cash compensation, which reductions are expected to remain in effect until such time as the Board decides that improved market conditions warrant a change.

In 2017, each director earned a fee of $24,000.  In addition, the Chair of the Audit Committee earned $6,000 in 2017.  The Chairman of the Board earned an additional $24,000 in 2017.  The Chair of the Compensation Committee earned an annual fee of $3,000 in 2017.  The directors also earned a  fee ranging from $400 to $1,500 per meeting held during 2017.  In addition, during the fiscal year ended December 31, 2017,  each director was granted 44,000 RSUs to receive 44,000 Common Shares.  The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings.  W. Durand Eppler earned an additional $8,000 as Chairman of a special Mt Todd Strategy committee of the Board. No other amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

Management of the Corporation compiled a comparative report of board compensation, which included the board compensation practices of nine comparable mining companies and summarized the information by director position and responsibility.  The information was presented to the non-executive directors, who then considered current board compensation independent of the executive directors.  In addition to the board compensation practices summarized in the report from management of the Corporation, the non-executive directors also considered market conditions and current financial circumstances and goals of the Corporation. Upon consideration of this information, the fees, stock awards and option awards specified in the table above were recommended by the non-executive directors and approved in a meeting of the Board with all directors present.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2017 (i) to the directors of the Corporation, in their capacity as directors of the Corporation and any of its subsidiaries, was $203,000, and (ii) to the executive officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of C$150,000, was $862,400.  This sum includes compensation paid to executive officers pursuant to retirement savings plan of $32,400.

-  45  -

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets out information relating to the Corporation’s equity compensation plans as at December 31, 2017.  The Corporation’s equity compensation plans as of December 31, 2017 were the Stock Option Plan and the LTIP.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future grants under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securityholders	2,712,407	0.42	7,228,794
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	2,712,407	0.42	7,228,794

As of March 9, 2018,  1,647,907 RSUs are outstanding under the LTIP and 1,964,500  Options are outstanding under the Stock Option Plan to acquire in aggregate 3,612,407 Common Shares, which RSUs and Options have been granted to the directors, officers, employees and consultants of the Corporation.

Exchange Controls

There are no governmental laws, decrees or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of Vista Gold, other than Canadian withholding tax. See “Certain Canadian Federal Income Tax Considerations for U.S. Residents” below.

Certain Canadian Federal Income Tax Considerations for U.S. Residents

The following summarizes certain Canadian federal income tax consequences generally applicable under the Income Tax Act (Canada) and the regulations enacted thereunder (collectively, the “Canadian Tax Act”) and the Canada-United States Income Tax Convention (1980) (the “Convention”) to the holding and disposition of Common Shares.

Comment is restricted to holders of Common Shares each of whom, at all material times for the purposes of the Canadian Tax Act and the Convention,

(i)	is resident solely in the United States,
(ii)	is entitled to the benefits of the Convention,
(iii)	holds all Common Shares as capital property,
(iv)	holds no Common Shares that are “taxable Canadian property” (as defined in the Canadian Tax Act) of the holder,
(v)	deals at arm’s length with and is not affiliated with the Corporation,
(vi)	does not and is not deemed to use or hold any Common Shares in a business carried on in Canada, and

-  46  -

(vii)	is not an insurer that carries on business in Canada and elsewhere

(each such holder, a “U.S. Resident Holder”).

Certain U.S.-resident entities that are fiscally transparent for United States federal income tax purposes (including limited liability companies) may not in all circumstances be regarded by the Canada Revenue Agency (the “CRA”) as entitled to the benefits of the Convention. Members of or holders of an interest in such an entity that holds Common Shares should consult their own tax advisers regarding the extent, if any, to which the CRA will extend the benefits of the Convention to the entity in respect of its Common Shares.

Generally, a holder’s Common Shares will be considered to be capital property of the holder provided that the holder is not a trader or dealer in securities, did not acquire, hold or dispose of the Common Shares in one or more transactions considered to be an adventure or concern in the nature of trade (i.e. speculation), and does not hold the Common Shares as inventory in the course of carrying on a business.

Generally, a  holder’s Common Shares will not constitute “taxable Canadian property” of the holder at a particular time at which the Common Shares are listed on a “designated stock exchange” (which currently includes the TSX and NYSE American) unless both of the following conditions are true at any time during the 60 month period immediately preceding the particular time:

(i)

the holder, any one or more persons with whom the holder does not deal at arm’s length, or any partnership in which the holder or persons with whom the holder did not deal at arm’s length holds a membership interest directly or indirectly through one or more partnerships, alone or in any combination, owned 25% or more of the issued shares of any class of the capital stock of the Corporation; and

(ii)

more than 50% of the fair market value of the Common Shares was derived directly or indirectly from, or from any combination of, real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Canadian Tax Act), “timber resource properties” (as defined in the Canadian Tax Act), or options in respect of or interests in such properties whether or not such properties exist.

In certain circumstances, a Common Share may be deemed to be “taxable Canadian property” for purposes of the Canadian Tax Act.

This summary is based on the current provisions of the Canadian Tax Act and the Convention in effect on the date hereof, all specific proposals to amend the Canadian Tax Act and Convention publicly announced by or on behalf of the Minister of Finance (Canada) on or before the date hereof, and the current published administrative and assessing policies of the CRA. It is assumed that all such amendments will be enacted as currently proposed, and that there will be no other material change to any applicable law or administrative or assessing practice, although no assurance can be given in these respects. Except as otherwise expressly provided, this summary does not take into account any provincial, territorial or foreign tax considerations, which may differ materially from those set out herein.

This summary is of a general nature only, is not exhaustive of all possible Canadian federal income tax considerations, and is not intended to be and should not be construed as legal or tax advice to any particular U.S. Resident Holder. U.S. Resident Holders are urged to consult their own tax advisers for advice with respect to their particular circumstances. The discussion below is qualified accordingly.

A U.S. Resident Holder who disposes or is deemed to dispose of one or more Common Shares generally should not thereby incur any liability for Canadian federal income tax in respect of any capital gain arising as a consequence of the disposition.

A U.S. Resident Holder to whom the Corporation pays or is deemed to pay a dividend on the holder’s Common Shares will be subject to Canadian withholding tax, and the Corporation will be required to withhold the tax from the dividend and remit it to the CRA for the holder’s account.  The rate of withholding tax under the Canadian Tax Act is 25% of the gross amount of the dividend (subject to reduction under the provisions of an applicable tax treaty). Under the Convention, a U.S. Resident Holder who beneficially owns the dividend will generally be subject to Canadian withholding tax at the rate of 15% (or, if the U.S. Resident Holder who beneficially owns the dividend is a company which owns at least 10% of the voting stock of the Corporation, 5%) of the gross amount

-  47  -

of the dividend.

Indebtedness of Directors and Executive Officers

None of the current or former directors, executive officers or employees, nor any associates or affiliates of the foregoing persons is, as of the date hereof, indebted to the Corporation or any of its subsidiaries.

Orders, Penalties and Settlement Agreements

To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or was within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation), that:

(a)was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or

(b)was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes of paragraph (a), above, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or has been within the 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the knowledge of the Corporation, no proposed director of the Corporation has, within 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director of the Corporation.

To the knowledge of the Corporation, no proposed director of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Interest of Certain Persons in Matters to be Acted Upon

Except as described in this Information Circular, no (i) person who has been a director or executive officer of the Corporation at any time since the beginning of Corporation’s the last financial year, (ii) proposed nominee for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting (other than the election of directors).

Interest of Informed Persons in Material Transactions

Except as described in this Information Circular, no (i) informed person of the Corporation, (ii) proposed director of the Corporation, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or

-  48  -

in any proposed transaction which has materially affected or would materially affect the Corporation or its subsidiaries.

Review, Approval or Ratification of Transactions with Related Parties

The Corporation has adopted a written policy for the review of transactions with related persons which is available on the Corporation’s website at www.vistagold.com. The policy requires review, approval or ratification of all transactions in which (i) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year; (ii) the Corporation is a participant; and (iii) any directors, executive officers, significant shareholders and any immediate family member of the foregoing persons has or will have a direct or indirect material interest subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include, among others, employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation’s proxy statement pursuant to the SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds, certain charitable contributions and transactions where all shareholders receive proportional benefits. All related party transactions must be reported for review by the Corporate Governance and Nominating Committee of the Board. Transactions deemed to be pre-approved are not required to be reported to the Committee, except for certain pre-approved transactions, a summary of which must be submitted to the Corporate Governance and Nominating Committee for review at its next following meeting.

In determining whether to approve or ratify related party transactions, the Corporate Governance and Nominating Committee will take into consideration, among other factors it deems appropriate, whether the transactions are on terms no less favorable to the Corporation than those available to unaffiliated third-parties under the same or similar circumstances and the extent of the related person’s interest in the transaction. If a related party transaction is to be ongoing, the Corporate Governance and Nominating Committee may establish guidelines for the Corporation’s management to follow in its ongoing dealings with the related person.

Management Contracts

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation.  The Corporation has entered into employment agreements with Frederick H. Earnest, President and Chief Executive Officer John F. Engele, Senior Vice President and Chief Financial Officer, and John Rozelle, Senior Vice President as set forth above under the heading  “Executive Compensation – Executive Employment Agreements”.

Shareholder Proposals

Under the Exchange Act, the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for an annual general meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the Shareholders in connection with the previous year’s annual general meeting. However, if the Corporation did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of the Corporation will be November 20, 2018.  If a Shareholder proposal is not submitted to the Corporation by November 20, 2018, the Corporation may still grant discretionary proxy authority to vote on a Shareholder proposal, if such proposal is received by the Corporation by January 31,  2019 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

In addition, there are (i) certain requirements relating to Shareholder proposals contained in the Business Corporations Act (British Columbia); and (ii) certain requirements relating to the nomination of directors contained the Articles of the Corporation.  A Shareholder wishing to make a proposal for consideration at an annual general meeting of the Corporation or wishing to nominate a person to act as a director of the Corporation should ensure

-  49  -

they follow the applicable procedures set forth in the Business Corporations Act (British Columbia) and the Articles of the Corporation.

Other Matters

Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Meeting.  Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of the British Columbia or the Articles of the Corporation provide a right of a Shareholder to dissent and obtain appraisal of or payment for such Shareholder’s Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors, and persons who own more than 10% of the Common Shares, to file reports of ownership and changes of ownership of such securities with the SEC.

Based solely on a review of the reports received by the SEC, furnished to the Corporation, or written representations from reporting persons that all reportable transactions were reported, management believes that, during the fiscal year ended December 31, 2017, the Corporation’s officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except that Mr. Ogryzlo filed one late report on Form 4 covering one transaction.

Multiple Shareholders Sharing the Same Address

The regulations regarding the delivery of copies of proxy materials and annual reports to Shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple Shareholders who share the same address under certain circumstances.  Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a Shareholder wishes to revoke such a consent previously provided to a broker, the Shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the Meeting, or the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017, the Shareholder may receive copies by contacting the Corporate Secretary at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner.  Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Information Circular to the Shareholders have been approved by the Board.

DATED at Littleton, Colorado, this 16th day of March,  2018.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Frederick H. Earnest

Frederick H. Earnest

President and Chief Executive Officer

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APPENDIX “A”

FORM OF PROXY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 10:00 AM (Pacific Time) on April 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 10:00 AM (Pacific Time) on April 24, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E40631-P04426-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISTA GOLD CORP.

The Board of Directors recommends you vote FOR the following proposals:

		For	Withhold
1.	**Election of Directors**		
	1a. John M. Clark	☐	☐
	1b. Frederick H. Earnest	☐	☐
	1c. W. Durand Eppler	☐	☐
	1d. C. Thomas Ogryzlo	☐	☐
	1e. Michael B. Richings	☐	☐
	1f. Tracy A. Stevenson	☐	☐
2.	**Appointment of Auditors**		
	Appointment of **EKS&H LLLP** as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

		For	Against	Abstain
3.	**Resolution Approving Advisory Vote on Executive Compensation**			
	To consider and, if thought appropriate, approve the resolution of the Shareholders regarding the advisory vote on the compensation of named executive officers of the Corporation, as described in the Corporation's proxy statement.	☐	☐	☐
4.	**Resolution Approving All Unallocated Options under the Corporation's Stock Option Plan**			
	To consider and, if thought appropriate, approve the resolution of the Shareholders regarding all unallocated options under the Corporation's Stock Option Plan, the full text of which ordinary resolution is set out in Part I to Appendix "C" to the Corporation's proxy statement.	☐	☐	☐
5.	**Resolution Approving All Unallocated Awards under the Corporation's Long Term Equity Incentive Plan**			
	To consider and, if thought appropriate, approve the resolution of the Shareholders regarding all unallocated awards under the Corporation's Long Term Equity Incentive Plan the full text of which ordinary resolution is set out in Part II to Appendix "C" to the Corporation's proxy statement.	☐	☐	☐
6.	**Resolution Approving the Adoption of a Deferred Share Unit Plan**			
	To consider and, if thought appropriate, approve, an ordinary resolution approving the adoption of a Deferred Share Unit Plan of the Corporation as more particularly described in the proxy statement of the Corporation, the full text of which ordinary resolution is set out in Part III to Appendix "C" to the Corporation's proxy statement.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

A-1

The Notice and Proxy Statement, Annual Report on Form 10-K and Annual Return Card are available at www.proxyvote.com.

E40632-P04426-TBD

VISTA GOLD CORP.
Annual General and Special Meeting of Shareholders
April 26, 2018 10:00 AM (Pacific Time)
This proxy is solicited by management and the Board of Directors

I/We being holder(s) of Vista Gold Corp. hereby appoint(s): Michael B. Richings, or failing him, Frederick H. Earnest, or failing him, John F. Engele, OR _____________ as my/our proxyholder with the full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as recommended by management and the Board of Directors) and all other matters that may properly come before the Annual General Meeting of shareholders of Vista Gold Corp. to be held on the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on April 26, 2018 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

A-2

APPENDIX “B”

MANDATE OF THE BOARD OF DIRECTORS

VISTA GOLD CORP.

(the “Corporation”)

MANDATE OF THE BOARD OF DIRECTORS

(Adopted on March 2, 2009, as amended on March 5, 2013, March 3, 2015 and March 7, 2016)

I.	STEWARDSHIP OF THE COMPANY

The Board of the Company (the “Board”) is responsible for:

1.	The stewardship of the business and affairs of the Company;
2.	Supervising the management of the business and affairs of the Company;
3.	Providing leadership to the Company by practicing responsible, sustainable and ethical decision making;
4.	Ensuring that all major issues affecting the Company are given proper consideration, including the identification and management of risks relating to the business and affairs of the Company; and
5.	Directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Company have been met.
II.	DIRECTOR OBLIGATIONS

Each director has the responsibility to:

1.	Attend all regularly scheduled meetings of the Board and all of the Committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings;
2.	Act honestly and in good faith with a view to the best interests of the Company; and
3.	Exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
III.	BOARD COMPOSITION

A majority of the Board will, at all times, be independent directors as defined in then- current laws applicable to the Company.

The Board shall appoint a Chair of the Board.  Where it is not appropriate for the Chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director.  The Board shall develop a written position description delineating the Chair’s role.

To be considered for nomination and election to the Board, directors must demonstrate integrity and high ethical standards in their business dealings, their personal affairs, and in the discharge of their duties to and on behalf of the Company.

IV.	NOMINATION OF DIRECTORS

Prior to nominating or appointing individuals as directors, the Board will consider what competencies and skills the Board, as a whole, should possess and assess what competencies and skills each existing director possesses.  The Board will consider the appropriate size of the Board, with a view to facilitating effective decision making. In addition, the Board will consider diversity in the selection criteria of new Board members.

V.	BOARD MEETINGS

The Board is responsible to meet in person, or by telephone conference call (or by other means permitted by applicable laws), at least once each quarter and otherwise as often as required to discharge the duties of the Board.

The independent members of the Board shall hold regular meetings at which non-independent members of the Board and members of management are not in attendance.

VI.	COMMITTEES OF THE BOARD

The Board discharges its responsibilities directly and through its committees. Accordingly, the Board shall:

1.

Establish such committees of the Board (“Committees”) as are required by applicable laws and stock exchange requirements and as are necessary to effectively discharge the duties of the Board, which Committees shall include an audit committee (the “Audit Committee”);

2.	Appoint directors, including independent directors when applicable, to serve as members of each Committee;
3.	Appoint a Chair of each Committee to:

 (i)provide leadership to the Committee,

(ii)manage the affairs of the Committee, and

(iii)ensure that the Committee functions effectively in fulfilling its duties to the Board and the Company; and

4.

Regularly receive and consider reports and recommendations of each Committee, including, in particular, the Audit Committee reports and recommendations, particularly with respect to the Company’s annual audit and annual and quarterly reports and financial statements.

VII.	SUPERVISION OF MANAGEMENT

The Board is responsible to:

1.

Select and appoint the Chief Executive Officer (“CEO”), establish CEO goals and objectives, and evaluate CEO performance and develop a written position description for the CEO which includes delineating management’s responsibilities;

2.	Assist the CEO to select and appoint executive officers, establish executive officers’ goals and objectives, and monitor their performance;
3.	Determine the compensation of the CEO, and in conjunction with the CEO, set the compensation of the other executive officers of the Company; and
4.	Maintain a succession plan for the replacement of the CEO and other executive officers.

VIII.	CORPORATE GOVERNANCE

The Board is responsible to:

1.

Develop the Company’s approach to corporate governance and annually review and either approve or require revisions to the mandate of the Board and the charters of each Committee, position descriptions, the code of business conduct and ethics (the “Code”) and all other policies of the Company (collectively the “Governance Documents”);

2.	Take reasonable steps to satisfy itself that each director, the CEO and the executive officers are:

 (i)performing their duties ethically;

(ii)conducting business on behalf of the Company in accordance with the requirements and the spirit of the Governance Documents; and

(iii)fostering a culture of integrity throughout the Company;

3.	Arrange for the public disclosure of the Governance Documents required by law to be publicly disclosed;
4.

Ensure that all new directors receive a comprehensive orientation and that all new directors fully understand: (i) the role of the Board, its Committees and its directors; (ii) the commitment of time and resources that the Company expects; and (iii) the nature and extent of the Company’s business and operations; and

5.

Provide continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company’s business and operations remains current.

IX.	COMMUNICATIONS

The Board is responsible to:

1.	Approve and implement a disclosure policy which provides for disclosure and communications practices governing the Company; and
2.	Approve and maintain a process for the Company’s stakeholders to contact the independent directors directly with concerns and questions regarding the Company.
X.	WAIVERS AND CONFLICTS

The Board is responsible for:

1.	Monitoring compliance with the Code and reviewing departures from the Code;
2.	Providing or denying waivers from the Code; and
3.

Disclosing departures from the Code that constitute a material change (including material departures from the Code by directors or executive officers) and filing the required material change reports containing:

 (i)the date of the departure;

(ii)the parties involved;

(iii)the reason why the Board has or has not sanctioned the departure; and

(iv)any measures taken to address or remedy the departure.

XI.	STRATEGIC PLANNING

The Board has the duty to:

1.

Adopt a strategic planning process, annually approve a strategic plan taking into account, among other things, the opportunities and risks of the Company’s business and operations, and regularly monitor the Company’s performance against its strategic plan;

2.	Approve capital and operating budgets to implement the strategic plan;
3.	Conduct periodic reviews of the Company’s resources, risks, and regulatory constraints and opportunities to facilitate the strategic plan; and
4.	Evaluate management’s analysis of the strategies of existing and potential competitors and their impact, if any, on the Company’s strategic plan.
XII.	RISK MANAGEMENT

The Board has the duty to:

1.	Adopt a process to identify business risks and ensure appropriate systems to manage risks;
2.	Ensure that appropriate internal controls and management information systems are in place;
3.	Together with the Audit Committee, ensure policies and procedures are in place and are effective to maintain the integrity of the Company’s:

 (i)disclosure controls and procedures;

(ii)internal control over financial reporting; and

(iii)management information systems.

XIII.	FINANCIAL MANAGEMENT

The Board has the duty to:

1.	Review and, on the advice of the Audit Committee, approve, prior to their public dissemination:

 (i)interim and annual financial statements and notes thereto;

(ii)management’s discussion and analysis of financial condition and results of operations;

(iii)relevant sections of the annual report and management information circular containing financial information;

(iv)forecasted financial information and forward-looking statements; and

(v)all press releases and other documents in which financial statements, earnings forecasts, results of operations or other financial information is disclosed (this is currently delegated by the Board to the Chair of the Audit Committee); and

2.

Approve dividends and distributions, material financings, transactions affecting authorized capital or the issue and repurchase of shares and debt securities, and all material divestitures and acquisitions.

XIV.	MATERIALS

The Board shall have access to all books, records, facilities and personnel of the Company necessary for the discharge of its duties.

XV.	ADVISORS

The Board has the power, at the expense of the Company, to retain, instruct, compensate and terminate independent advisors to assist the Board in the discharge of its duties.

APPENDIX “C”

TEXT OF ORDINARY RESOLUTIONS

Part I

Unallocated Options under the Stock Option Plan Resolution

“BE IT RESOLVED, as an ordinary resolution, that:

1.	all unallocated options, rights and other entitlements under the Corporation’s Stock Option Plan are hereby ratified, approved and confirmed until April 26, 2021; and

2.

any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

Part II

Unallocated Awards under the LTIP Resolution

“BE IT RESOLVED, as an ordinary resolution, that:

1.	all unallocated options, rights and other entitlements under the Corporation’s Long-Term Equity Plan are hereby ratified, approved and confirmed until April 26, 2021; and

2.

any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

Part III

Deferred Share Unit Plan Resolution

“BE IT RESOLVED as an ordinary resolution, that:

1.the Corporation’s Deferred Share Unit Plan (the “DSU Plan”), the text of which is set out in Appendix “D” of the Information Circular, be and is hereby approved;

2.the Corporation have the ability to grant deferred share units under the DSU Plan; and

3.any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

C-1

APPENDIX “D”

VISTA GOLD CORP.

DEFERRED SHARE UNIT PLAN

ARTICLE 1 INTRODUCTION
1.1	Purpose

The purpose of this Deferred Share Unit Plan is to assist Vista Gold Corp. (the “Corporation”) in attracting, retaining and motivating directors of the Corporation and to more closely align the personal interests of such persons with shareholders, thereby advancing the interests of the Corporation and its shareholders and increasing the long-term value of the Corporation.

ARTICLE 2 INTERPRETATION
2.1	Definitions

For purposes of this Plan:

“Account” means an account maintained by the Corporation for each Participant and which will be credited by means of a book-keeping entry with DSUs that are granted in accordance with the terms of this Plan and the DSU Agreements;

“Affiliate” has the meaning set forth in the Securities Act (Ontario), as amended from time to time;

“Applicable Withholding Amounts” is defined in Section 4.11(a)of this Plan;

“Black Out Period” means, with respect to a DSU, any period during which the holder of the DSU is not permitted to trade Common Shares pursuant to the policies of the Corporation;

“Board” means the board of directors of the Corporation;

“Committee” means the Compensation Committee of the Board or such other committee of the Board as may be appointed by the Board to administer this Plan, provided, however, that if no such committee is in existence at any particular time and the Board has not appointed another committee of the Board to administer this Plan, all references in this Plan to “Committee” shall at such time be in reference to the Board;

“Common Shares” means the common shares in the capital of the Corporation or, in the event of an adjustment contemplated by Section 4.9, such other number or type of securities as the Committee may determine;

“Corporation” means Vista Gold Corp., a corporation continued under the laws of the Province of British Columbia and any successor corporation;

“Deferred Share Unit” or “DSU” means the agreement by the Corporation to pay, and the right of the Participant to receive, a Payment Share evidenced by means of a bookkeeping entry in the books of the Corporation in accordance with ARTICLE 4;

“Distribution Date” is defined in Section 4.6 of this Plan;

“Distribution Value” means, with respect to each Deferred Share Unit credited to a Participant’s Account, the Fair Market Value per Common Share;

“Dividend Market Value” means the Fair Market Value per Common Share on the dividend record date;

“DSU Agreement” is defined in Section 5.11 of this Plan;

“Eligible Director” means an individual who is, at the relevant time, a director of the Corporation;

“Exchanges” means the TSX and the NYSE American and such other exchanges upon which the Common Shares may become listed from time to time, and each, an “Exchange”;

“Fair Market Value” means the volume weighted average trading price of the Common Shares on the TSX or the NYSE American (to be determined by where the majority of the trading volume and value of the Common Shares occurs) for the five (5) trading days immediately preceding the day on which the Fair Market Value is to be determined. In the event that the Common Shares are not listed and posted for trading on any stock exchange, the Fair Market Value shall be the fair market value of the Common Shares as determined by the Board in its sole discretion, acting reasonably and in good faith;

“Insider” has the meaning ascribed thereto in Part I of the TSX Company Manual, as amended from time to time;

“NYSE American” means the NYSE American LLC;

“Participant” means an Eligible Director who is granted DSU’s in accordance with Section 4.1 hereof;

“Payment Shares” means the Common Shares issued in satisfaction of DSUs;

“Person” includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in his or her capacity as trustee, executor, administrator or other legal representative;

“Plan” means this Deferred Share Unit Plan as amended, restated, supplemented or otherwise modified from time to time;

“Security Based Compensation Arrangement” has the meaning ascribed thereto in Part VI of the TSX Company Manual, as amended from time to time;

“Separation Date” means the earliest date on which the Participant is no longer a member of the Board of the Corporation nor is otherwise employed by the Corporation or any of its Subsidiaries in any fashion;

“TSX” means the Toronto Stock Exchange; and

“TSX Company Manual” means the Toronto Stock Exchange Company Manual, as amended from time to time.

2.2	Interpretation
(a)

Whenever the Board or, where applicable, the Committee is to exercise discretion in the administration of this Plan, the term “discretion” means the sole and absolute discretion of the Board or the Committee, as the case may be.

(b)	As used herein, the terms “Article”, “Section”, “Subsection” and “clause” mean and refer to the specified Article, Section, Subsection and clause of this Plan, respectively.

(c)	Words importing the singular include the plural and vice versa and words importing any gender include any other gender.
(d)	Whenever any payment is to be made or action is to be taken on a day which is not a business day, such payment shall be made or such action shall be taken on the next following business day.
(e)	In this Plan, a Person is considered to be a “Subsidiary” of another Person if:
(i)	it is controlled by,
(A)	that other, or
(B)	that other and one or more Persons, each of which is controlled by that other, or
(C)	two or more Persons, each of which is controlled by that other; or
(ii)	it is a Subsidiary of a Person that is that other’s Subsidiary.
(f)	In this Plan, a Person is considered to be “controlled” by a Person if:
(i)

(A) voting securities of the first-mentioned Person carrying more than 50% of the votes for the election of directors are held, directly or indirectly, otherwise than by way of security only, by or for the benefit of the other Person; and (B) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first‑mentioned Person;

(ii)

in the case where the first-mentioned Person is a partnership that does not have directors, other than a limited partnership, the second‑mentioned Person holds more than 50% of the interests in the partnership; or

(iii)	in the case where the first-mentioned Person is a limited partnership, the second‑mentioned Person is the general partner.
(g)	Unless otherwise specified, all references to money amounts are to U.S. Dollars.

ARTICLE 3 ADMINISTRATION OF THE PLAN
3.1	Administration of the Plan
(a)	Except as required by law and subject to Sections 3.1(b), this Plan will be administered by the Board and the Board has sole and complete authority, in its discretion, to:
(i)	interpret and construe any provision hereof and decide all questions of fact arising in their interpretation;
(ii)

adopt, amend, suspend and rescind such rules and regulations for administration of this Plan as the Board may deem necessary in order to comply with the requirements of this Plan, in order to conform to any law or regulation or to any change in any laws or regulations applicable thereto;

(iii)	exercise rights reserved to the Corporation under this Plan;

(iv)	take any and all actions permitted by this Plan;
(v)	prescribe forms for notices to be prescribed by the Corporation under this Plan; and
(vi)	make any other determinations and take such other action in connection with the administration of this Plan that it deems necessary or advisable.

The Board’s determinations and actions under this Plan are final, conclusive and binding on the Corporation, the Participants and all other Persons.

(b)

To the extent permitted by applicable law, the Board may, from time to time, delegate to the Committee or any specified officer of the Corporation all or any of the powers of the Board. In such event, the Committee or specified officer (as the case may be) will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board. Any decision made or action taken by the Committee or specified officer (as the case may be) arising out of or in connection with the administration or interpretation of this Plan in this context is final, binding and conclusive on the Corporation, the Participants and all other Persons.

3.2	Determination of Value if Common Shares Not Publicly Traded

If the Common Shares are not publicly traded on the Exchanges at the relevant time such that the Distribution Value and/or the Dividend Market Value cannot be determined in accordance with the definitions of those terms, such values shall be determined by the Board acting in good faith.

3.3	Eligibility

Any individual who at the relevant time is an Eligible Director is eligible to participate in this Plan. Eligibility to participate does not confer upon any individual a right to receive an award of Deferred Share Units pursuant to this Plan.

3.4	Exemption from Plan Participation

Notwithstanding any other provision of this Plan, if a Participant is resident in a jurisdiction in which an award of Deferred Share Units under this Plan might be considered to be income which is subject to taxation at the time of such award, the Participant may elect not to participate in this Plan by providing a written notice to the Chief Financial Officer of the Corporation.

3.5	Discretionary Relief

Notwithstanding any other provision hereof, the Board may, in its sole discretion, waive any condition set out herein if it determines that specific individual circumstances warrant such waiver.

ARTICLE 4 DEFERRED SHARE UNITS
4.1	Grant of Deferred Share Units
(a)

The Board may, from time to time in its sole discretion, grant DSUs to Eligible Directors and upon such grant, such Eligible Directors shall become Participants in this Plan. In respect of each grant of DSUs, the Board shall determine:

(i)	the number of DSUs allocated to the Participant; and
(ii)	such other terms and conditions of the DSUs applicable to each grant.

(a)

The Corporation shall not make any grant of DSU’s pursuant to this Plan unless and until such grant or issuance and delivery can be completed in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities and the requirements of the Exchanges. The Corporation shall be obligated to take all reasonable action to comply with any such laws, regulations, rules, orders or requirements.

(b)

Certificates will not be issued to evidence DSUs. Book entry accounts, to be known as the “Deferred Share Unit Account” shall be maintained by the Corporation for each Participant and will be credited with DSUs granted to a Participant from time to time.

(c)

The term during which a DSU may be outstanding shall, subject to the provisions of this Plan requiring or permitting the acceleration or the extension of the term, be such period as may be determined from time to time by the Board, but subject to the rules of the Exchanges or other regulatory body having jurisdiction.

2.2	Vesting

Deferred Share Units will be fully vested upon being granted and credited to a Participant’s Account.

2.3	Payment of Dividends

Subject to the absolute discretion of the Board, in the event that a dividend (other than share dividend) is declared and paid by the Corporation on the Common Shares, a Participant may be credited with additional Deferred Share Units. The number of such additional Deferred Share Units, if any, will be calculated by dividing (a) the total amount of the dividends that would have been paid to the Participant if the Deferred Share Units in the Participant’s account on the dividend record date had been outstanding Common Shares (and the Participant held no other Common Shares), by (b) the Dividend Market Value.

2.4	Limits on Issuances

Notwithstanding any other provision of this Plan:

(a)

the maximum number of Common Shares issuable to any one individual pursuant to outstanding DSUs at any time shall be limited to 5% of the aggregate number of issued and outstanding Common Shares, provided that the maximum number of Common Shares issuable pursuant to outstanding DSUs and all other Security Based Compensation Arrangements, shall not exceed 10% of the Common Shares outstanding from time to time on a non-diluted basis;

(b)

the number of Common Shares issuable to Insiders, at any time, under all Security Based Compensation Arrangements, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis;

(c)	the number of Common Shares issued to Insiders, within any one year period, under all Security Based Compensation Arrangements, shall not exceed 10% of the issued and outstanding Common Shares; and
(d)

the number of Common Shares issued to Eligible Directors shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares; and (ii) an annual DSU value of $150,000 per Eligible Director.

For the purposes of this Section 4.4, any increase in the issued and outstanding Common Shares (whether as a result of the issue of Common Shares pursuant to DSUs or otherwise) will result in an increase in the number of Common Shares that may be issued pursuant to DSUs outstanding at any time. Further, if the acquisition of Common Shares by the Corporation for cancellation should result in the foregoing tests no longer being met, this shall not constitute non-compliance with this Section 4.4 for any awards outstanding prior to such purchase of Common Shares for cancellation.

DSUs that are cancelled, terminated or expire shall result in the Common Shares that were reserved for issuance thereunder being available for a subsequent grant of DSUs pursuant to this Plan to the extent of any Common Shares issuable thereunder that are not issued under such cancelled, terminated or expired DSUs.

Upon Payment Shares being issued in settlement of DSUs, the number of Common Shares reserved for issuance in respect of such DSUs automatically become available to be made the subject of new DSUs, provided that the total number of Common Shares reserved for issuance under this Plan and all other Security Based Compensation Arrangements does not exceed 10% of the issued and outstanding Common Shares of the Corporation.

2.5	Reporting of Deferred Share Units

Statements of the Deferred Share Unit Accounts will be provided to Participants on an annual basis.

2.6	Distribution Date Election

A Participant shall have the right to receive Payment Shares in respect of Deferred Share Units recorded in the Participant’s Account in accordance with Section 4.7, on one of the following dates (the “Distribution Date”):

(a)	the Separation Date, if (i) the Participant has resigned at the end of their term on the Board, or (ii) upon death of the Participant;
(b)	60 days after the Separation Date, if the Participant resigns or is removed from the Board prior to the end of their term on the Board, for any reason; or
(c)

such later date as the Participant may elect by written notice delivered to the Chief Financial Officer of the Corporation prior to the Separation Date, provided that in no event shall a Participant be permitted to elect a date which is later than December 1st of the calendar year following the calendar year in which the Separation Date occurs.

2.7	Distribution of Deferred Share Units in Payment Shares

Deferred Share Units shall be settled by the issuance of Payment Shares as follows:

(a)

The Corporation shall within 10 business days after the Distribution Date issue to the Participant a number of treasury Common Shares equal to the number of Deferred Share Units in the Participant’s Account that became payable on the Distribution Date.

(b)

The Corporation shall not be required to issue or cause to be delivered treasury Common Shares or issue or cause to be delivered certificates evidencing Common Shares to be delivered in settlement of any DSUs, unless and until such issuance and delivery can be completed in compliance with the applicable laws, regulations, rules, orders of governmental or regulatory authorities and the requirements of all applicable stock exchanges upon which Common Shares are listed. The Corporation shall be obligated to take all reasonable action, on a timely basis, to comply with any such laws, regulations, rules, orders, or requirements.

(c)	If Common Shares may not be issued pursuant to any DSUs due to any Black Out Period, such Common Share issuance shall occur seven business days following the end of the Black-Out Period.
(d)	No fractional Common Shares shall be issued upon the settlement of DSUs. If a Participant would otherwise become entitled to a fractional Common Share upon the settlement of a DSU, such

Participant shall only have the right to receive the next lowest whole number of Common Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.
2.8	Death of Participant Prior to Distribution

Upon the death of a Participant prior to the distribution of the Deferred Share Units credited to the Account of such Participant under this Plan, Payment Shares shall be issued or paid to the estate of such Participant on or about the thirtieth (30th) day after the Corporation is notified of the death of the Participant or on a later date elected by the Participant’s estate in the form prescribed for such purposes by the Corporation and delivered to the Chief Financial Officer of the Corporation not later than twenty (20) days after the Corporation is notified of the death of the Participant, provided that such elected date is no later than the last business day of the calendar year following the calendar year in which the Participant dies so that payment can be made on or before such last business day. Upon settlement under this Section 4.8 of the Deferred Share Units credited to the Account of a Participant, subject to any Applicable Withholding Amounts, the Deferred Share Units shall be cancelled and no further distributions or payments will be made from this Plan in relation to the Participant.

2.9	Adjustments to Deferred Share Units

In the event: (a) of any change in the Common Shares through share dividend, subdivision, consolidation, reclassification, amalgamation, merger or otherwise; or (b) that any rights are granted to all or substantially all shareholders to purchase Common Shares at prices substantially below Fair Market Value as of the date of grant (other than the payment of dividends in respect of the Common Shares as contemplated by Section 4.3); or (c) that, as a result of any recapitalization, merger, consolidation or other transaction, the Common Shares are converted into or exchangeable for any other securities or property, then the Board may make such adjustments to this Plan, the Account of each Participant, the DSU Agreements and the Deferred Share Units outstanding under this Plan as the Board may, in its sole discretion, consider appropriate in the circumstances to prevent dilution or enlargement of the rights granted to Participants hereunder and/or to provide for the Participants to receive and accept such other securities or property in lieu of Common Shares, and the Participants shall be bound by any such determination.

2.10	U.S. Taxpayers

The rules set forth in Schedule A to this Plan apply to any Participant who is a U.S. Taxpayer (as defined therein) and form a part of this Plan.

2.11	Taxes
(a)

A Participant shall be solely responsible for reporting and paying income tax payable in respect of any Common Shares received by the Participant under this Plan. The Corporation will provide each Participant who is resident in Canada with (or cause each Participant to be provided with) a T4 slip or such information return as may be required by applicable law to report income, if any, arising upon the grant or exercise of rights under this Plan by a Participant who is resident in Canada for income tax purposes.

(b)

Upon issuance of any Payment Shares to a Participant, the Corporation will require the Participant to first pay to the Corporation, or the Corporation may deduct, the amount equivalent to the minimum amount of taxes and other minimum amounts as the Corporation may be required by law to withhold, as the Corporation determines (the “Applicable Withholding Amounts”), or the Corporation may take such other steps as it considers to be necessary or appropriate, including the sale of Payment Shares on behalf of the Participant, in order to provide to the Corporation the Applicable Withholding Amounts. The Corporation shall advise the Participant in writing of any Applicable

Withholding Amounts required in connection with the issue of Common Shares in settlement of Deferred Share Units.

ARTICLE 5 GENERAL
5.1	Amendment, Suspension, or Termination of Plan
(a)

Subject to the rules and policies of the Exchanges and applicable law, the Board may, without notice or shareholder approval, at any time or from time to time, amend this Plan or a specific grant of DSUs under this Plan for the purposes of:

(i)	altering, extending or accelerating the terms of vesting applicable to any grant of DSUs or group of DSU grants under this Plan;
(ii)	making any amendments to the general vesting provisions of DSUs granted under this Plan;
(iii)	changing the termination provisions of DSUs granted under this Plan or this Plan itself;
(iv)

making any amendments to add covenants of the Corporation for the protection of Participants, provided that the Board shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Participants;

(v)

making any amendments not inconsistent with this Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants, it may be expedient to make, including amendments that are desirable as a result of changes in law in any jurisdiction where a Participant resides, provided that the Board shall be of the opinion that such amendments will not be prejudicial to the rights or interests of the Participants;

(vi)

making such changes or corrections which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Board shall be of the opinion that such changes or corrections will not be prejudicial to the rights or interests of the Participants;

(vii)	making any amendments to the definitions of this Plan;
(viii)	effecting amendments with respect to the administration of this Plan; and
(ix)	making amendments of a “housekeeping” or ministerial nature.
(b)	The Board shall not alter or impair any rights or increase any obligations with respect to DSUs previously granted under this Plan without the consent of the Participant, as the case may be.
(c)	Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without approval of the shareholders:
(i)	amendments to this Plan to increase the maximum number of Common Shares issuable pursuant to this Plan;

(ii)	amendments to this Plan to permit the assignment or transfer of a DSU other than as provided for in this Plan;
(iii)	amendments to this Plan to add to the categories of persons eligible to participate in this Plan;
(iv)	amendments to this Plan to remove or amend Section 4.4(b) or Section 4.4(c);
(v)	amendments to this Plan which would increase the number of Common Shares issuable to Eligible Directors under this Plan, otherwise than in accordance with the terms of this Plan;
(vi)	amendments to this Plan to remove or amend this Section 5.1;
(vii)	the addition of any form of financial assistance to a Participant; or
(viii)	amendments to this Plan in any other circumstances where approval by the Exchanges and by the shareholders of the Corporation is required by the Exchanges.
(d)	Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without disinterested shareholder approval:
(i)	amendments to this Plan that could result at any time in the number of Common Shares reserved for issuance under this Plan to Insiders exceeding 10% of the issued and outstanding Common Shares;
(ii)	any extension of the term of any grant of DSUs that has been granted to Insiders, other than an extension of the term of a grant of DSUs which vests during a Black Out Period; and
(iii)	amendments requiring disinterested Shareholder approval under applicable law (including without limitation, pursuant to the rules, regulations and policies of the Exchanges).

Any amendment that would cause a grant of DSUs held by a U.S. Taxpayer to fail to comply with Section 409A of the Code shall be null and void ab initio.

(e)

Without limitation of Section 5.1, the Board may correct any defect or supply any omission or reconcile any inconsistency in this Plan in the manner and to the extent deemed necessary or desirable, may establish, amend, and rescind any rules and regulations relating to this Plan, and may make such determinations as it deems necessary or desirable for the administration of this Plan.

(f)

If the Board terminates or suspends this Plan, previously credited DSUs will remain outstanding and in effect in accordance with the terms of this Plan. If DSUs remain outstanding after Plan termination or suspension, such DSUs shall not be entitled to any additional Deferred Share Units pursuant to Section 4.3 unless at the time of termination or suspension the Committee determines that the entitlement to such Deferred Share Units after termination or during suspension, as applicable, should be continued. Subject to the foregoing sentence, if the Board terminates or suspends this Plan, no new Deferred Share Units will be credited to the Account of a Participant.

(g)

The Board shall not require the consent of any affected Participant in connection with a termination of this Plan in which Payment Shares are issued to the Participant in respect of all such Deferred Share Units.

5.2	Compliance with Laws

The administration of this Plan shall be subject to and made in conformity with all applicable laws and any applicable regulations of a duly constituted regulatory authority. Should the Board, in its sole discretion, determine that it is not feasible or desirable to carry out a distribution of Deferred Share Units due to such laws or regulations, its obligation shall be satisfied by means of an equivalent cash payment (equivalence being determined on a before-tax basis). If the Board determines that the listing, registration or qualification of the Common Shares subject to this Plan upon any securities exchange or under any provincial, state, federal or other applicable law, or the consent or approval of any governmental body or stock exchange is necessary or desirable, as a condition of, or in connection with, the crediting of DSUs or the issue of Payment Shares hereunder, the Corporation shall be under no obligation to credit DSUs or issue Payment Shares hereunder unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

5.3	Reorganization of the Corporation

The existence of any Deferred Share Units shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, or to create or issue any bonds, debentures, shares or other securities of the Corporation or to amend or modify the rights and conditions attaching thereto or to effect the dissolution or liquidation of the Corporation, or any amalgamation, combination, merger or consolidation involving the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

5.4	Assignment

Rights and obligations under this Plan may be assigned by the Corporation to a successor in the business of the Corporation, any company resulting from any amalgamation, reorganization, combination, merger or arrangement of the Corporation, or any company acquiring all or substantially all of the assets or business of the Corporation.

5.5	DSUs Non-Transferable

Except as required by law, the rights of a Participant hereunder are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.

5.6	Participation is Voluntary; No Additional Rights

The participation of any Participant in this Plan is entirely voluntary and not obligatory and shall not be interpreted as conferring upon such Participant any rights or privileges other than those rights and privileges expressly provided in this Plan. In particular, participation in this Plan does not constitute a condition of employment or service nor a commitment on the part of the Corporation to ensure the continued employment or service of such Participant. Nothing in this Plan shall be construed to provide the Participant with any rights whatsoever to participate or continue participation in this Plan or to compensation or damages in lieu of participation, whether upon termination of service as an Eligible Director or otherwise. The Corporation does not assume responsibility for the personal income or other tax consequences for the Participants and they are advised to consult with their own tax advisors.

5.7	No Common Shareholder Rights

Under no circumstances shall Deferred Share Units be considered Common Shares or other securities of the Corporation, nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Common Shares or other securities of the Corporation, nor shall any Participant be considered the owner of Common Shares by virtue of the award of Deferred Share Units.

5.8	Unfunded and Unsecured Plan

Unless otherwise determined by the Board, this Plan shall be unfunded and the Corporation will not secure its obligations under this Plan. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Deferred Share Units under this Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured creditor of the Corporation.

5.9	Market Fluctuations

No amount will be paid to, or in respect of, a Participant under this Plan to compensate for a downward fluctuation in the price of Common Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. The Corporation makes no representations or warranties to Participants with respect to this Plan or the Common Shares whatsoever. In seeking the benefits of participation a Participant agrees to accept all risks associated with a decline in the market price of Common Shares.

5.10	Participant Information

Each Participant shall provide the Corporation with all information (including personal information) required by the Corporation in order to administer this Plan. Each Participant acknowledges that information required by the Corporation in order to administer this Plan may be disclosed to the Board and other third parties in connection with the administration of this Plan. Each Participant consents to such disclosure and authorizes the Corporation to make such disclosure on the Participant’s behalf.

5.11	DSU Agreement

To acquire DSUs, a Participant shall enter into an agreement with the Corporation in substantially the form attached hereto as Schedule B subject to any amendments or additions thereto as may, in the discretion of the Board, be necessary or advisable (the “DSU Agreement”), within such time period and in such manner as specified by the Board. If a DSU Agreement is not entered into within the time and manner specified, the Corporation reserves the right to revoke the crediting of DSUs to the Participant’s Account.

5.12	Currency

All amounts paid or values to be determined under this Plan shall be in U.S. dollars.

5.13	Effective Date of the Plan

This Plan becomes effective on a date to be determined by the Board.

5.14	Governing Law

This Plan shall be governed by, and interpreted in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable therein, without regard to principles of conflict of laws.

APPROVED by the Board this 9th day of March, 2018.

SCHEDULE A

PLAN PROVISIONS APPLICABLE TO U.S. TAXPAYERS

The provisions of this Schedule “A” apply to Deferred Share Units held by a U.S. Taxpayer to the extent such Deferred Share Units are subject to U.S. Taxation. The following provisions apply, notwithstanding anything to the contrary in this Plan. All capitalized terms used in this Schedule “A” and not defined herein, shall have the meaning attributed to them in this Plan.

“Section 409A” means Section 409A of the United States Internal Revenue Code and the regulations and authority promulgated thereunder.

“Separation Date” shall mean the date on which the Participant incurs a “separation from service” within the meaning of Section 409A.

“U.S. Taxpayer” shall mean any person who is a U.S. citizen, U.S. permanent resident, or other person who has been granted or is eligible to be granted a Deferred Share Unit under this Plan that is otherwise subject to U.S. taxation.

1.	Notwithstanding Section 4.6 of this Plan, the following procedure shall be used to determine a Distribution Date for Deferred Share Units that are subject to this Schedule A.
(a)

An Eligible Director who is a U.S. Taxpayer shall have the right to elect, at his or her option, to receive the distribution of all amounts credited to his or her Deferred Share Unit Account on any date (the “Distribution Date”) within the period commencing on his or her Separation Date, and ending on December 1, of the first calendar year following the year in which the Separation Date occurs. Such election shall apply to all future grants of Deferred Share Units made to such U.S. Taxpayer under the Plan, and shall be made by written notice delivered to the Chief Financial Officer of the Corporation, which shall become irrevocable not later than the end of the calendar year prior to the year for which the Deferred Share Units are granted, or if later, within thirty (30) days following the date a U.S. Taxpayer first becomes an Eligible Director.  In no case shall such election be permitted after the date of a grant of Deferred Share Units. If no election is timely made, the Distribution Date shall be the Separation Date, subject to clause (b) below.

(b)

Notwithstanding the foregoing, if any U.S. Taxpayer is determined to be a “specified employee” (as determined under Section 409A, in accordance with the Corporation’s policies) at the Separation Date, then the Distribution Date shall not be earlier than the date that is six (6) months following his or her Separation Date.

2.

Notwithstanding Section 4.8 of this Plan or any election by the Participant of a Distribution Date, upon the death of a Participant prior to the distribution of his or her Deferred Share Unit Account, an issuance of Payment Shares shall be issued or paid to the estate of such Participant on the first business day that occurs following 90 days after the Participant’s date of death. No election of an alternative payment date by the estate or beneficiary shall be permitted.

3.

Notwithstanding anything to the contrary in this Plan, no consent to an amendment, suspension or termination that adversely affects the Deferred Share Units previously granted to a U.S. Taxpayer under Section 409A shall be required if such amendments are considered by the Committee, on the advice of counsel, to be necessary or desirable in order to avoid adverse U.S. tax consequences to the U.S. Taxpayer.

No provision of this Plan or amendment to this Plan may permit the acceleration of payments under this Plan to U.S. Taxpayers contrary to the provisions of Section 409A.

In the event of a termination of this Plan, no payments to U.S. Taxpayers shall be made, except on the schedule permitted by Section 409A.

All provisions of this Plan shall continue to apply to the U.S. Taxpayer to the extent they have not been specifically modified by this Schedule “A”. In regard to a U.S. Taxpayer, the Committee shall interpret all Plan provisions in a manner that does not cause a violation of Section 409A.

4.

Restrictions on Deferred Share Units of Certain Dual Taxpayers. This Section 4 shall only apply in respect of Deferred Share Units of a U.S. Taxpayer if, at the time a payment in respect of the DSUs is required to be made under this Plan, the U.S. Taxpayer would be liable to tax in respect of such payment, if made as otherwise provided, under the Income Tax Act (Canada) and the Income Tax Regulations made thereunder (in this Section 4 referred to as the “Canadian Tax Rules”).

5.

If a payment in respect of DSUs of a U.S. Taxpayer is otherwise required to be made at any time, but for this Section 5 and such payment would, if made, comply with Section 409A but would violate the Canadian Tax Rules, then, notwithstanding any other provision of this Plan and this Schedule A, unless the Committee determines that payment in respect of the DSUs can be made in some other manner and at such other time in compliance with Section 409A without violating the Canadian Tax Rules, such payment shall be made to a trustee to be held in trust for the benefit of the U.S. Taxpayer in a manner that causes the payment to be included in the U.S. Taxpayer’s income under the Code and does not violate the Canadian Tax Rules, and amounts shall thereafter be paid out of the trust for the benefit of the U.S. Taxpayer at such time and in such manner as complies with the requirements of the Canadian Tax Rules.

SCHEDULE B

DEFERRED SHARE UNIT AGREEMENT

This Deferred Share Unit Agreement is entered into between Vista Gold Corp. (the “Corporation”) and the Eligible Director named below pursuant to the Corporation’s Deferred Share Unit Plan (the “Plan”) and it is agreed by and between the parties hereto as follows:

1.	All capitalized terms used herein shall have the meanings attributed to such terms in the Plan.
2.	The Corporation hereby grants to the Eligible Director, ______________ Deferred Share Units on the terms and subject to the conditions set out herein and in the Plan;
3.	By execution of this Deferred Share Unit Agreement and acceptance of the Deferred Share Units hereby granted, the Eligible Director hereby certifies to the Corporation that the Eligible Director:
(a)	has received, reviewed and understands the Plan;
(b)	was not induced to participate in the Plan by expectations of continued appointment or employment with the Corporation or its subsidiaries; and
(c)	agrees to be bound by the terms and conditions of the Plan, as the same may be amended, modified, terminated or otherwise changed, in whole or in part pursuant to the terms of the Plan.

In the event of any disagreement or inconsistency between the terms of this Deferred Share Unit Agreement and the terms of the Plan, the terms of the Plan shall govern.

IN WITNESS WHEREOF this Deferred Share Unit Agreement has been executed by the parties hereto as of the _____ day of ________________, 20___.

VISTA GOLD CORP.

By:

 Signature of Eligible Director